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                                                                   EXHIBIT 10.13

         THIS DEED OF TRUST AND SECURITY AGREEMENT (this "SECURITY INSTRUMENT") is made as of the 17 day of October, 2002, by GTC II FIRST LLC, a Delaware limited liability company, having its principal place of business at c/o First Potomac Realty Investment Trust, Inc., 7200 Wisconsin Avenue, Bethesda, Maryland 20814 ("BORROWER"), to RICHARD W. KLEIN, JR., ("TRUSTEE"), having his principal place of business at c/o Tri-State Commercial Closings, Inc., 1150 18th Street, N.W., Suite 575, Washington, D.C. 20036, for the benefit of JPMORGAN CHASE BANK, a New York banking corporation, having its principal place of business at 270 Park Avenue, New York, New York 10017, as beneficiary ("LENDER").

                                    RECITALS:

         Borrower by its Note of even date herewith given to Lender is indebted to Lender in the principal sum of $10,500,000.00 in lawful money of the United States of America (such Note, together with all extensions, renewals, modifications, substitutions and amendments thereof, shall collectively be referred to as the "NOTE"), with interest from the date thereof at the rates set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note, and with a final maturity date of November 10, 2007.

         Borrower desires to secure the payment of the Debt (as defined in Article 2) and the performance of all of its obligations under the Note and the Other Obligations (as defined in Article 2). The Note is also secured by that certain Deed of Trust and Security Agreement of even date herewith executed by Norfolk First LLC, a Delaware limited liability company and a co-maker of the Note, to Richard W. Klein, Jr., as Trustee for the benefit of Lender, covering the real property described on Exhibit B attached hereto and made a part hereof.

                         ARTICLE 1 - GRANTS OF SECURITY

         Section 1.1 PROPERTY CONVEYED. Borrower does hereby irrevocably, unconditionally and absolutely grant, bargain, sell, pledge, enfeoff, assign, warrant, transfer and convey to Trustee (with power of sale) in trust for the purposes herein set forth, the following property, rights, interests and estates now owned, or hereafter acquired, by Borrower (collectively, the "PROPERTY");

                  (a) Land. The real property described in Exhibit A attached hereto and made a part hereof (collectively, the "LAND"), together with additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the development, ownership or occupancy of such real property, and all additional lands and estates therein which may, from time to time, by supplemental deed of trust or otherwise be expressly made subject to the lien of this Security Instrument;

                  (b) Improvements. The buildings, structures, fixtures, additions, accessions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (the "IMPROVEMENTS");

                  (c) Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any

                                                             JPMORGAN CHASE BANK

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         nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

                  (d) Fixtures and Personal Property. All machinery, equipment, goods, inventory, consumer goods, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future use, maintenance, enjoyment, operation and occupancy of the Land and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Land and the Improvements, and the right, title and interest of Borrower in and to any of the Personal Property (as hereinafter defined which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located the "UNIFORM COMMERCIAL CODE"), superior in lien to the lien of this Security Instrument and all proceeds and products of the above;

                  (e) Leases and Rents. All leases and other agreements affecting the use, enjoyment or occupancy of the Land and the Improvements heretofore or hereafter entered into, whether before or after the filing by or against Borrower of any petition for relief under 11 U.S.C. Section 101 et seq., as the same may be amended from time to time (the "BANKRUPTCY CODE") (individually, a "LEASE"; collectively, the "LEASES") and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents (including all tenant security and other deposits), additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (collectively the "RENTS") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

                  (f) Condemnation Awards. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

                                                             JPMORGAN CHASE BANK

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                  (g)      Insurance Proceeds. All proceeds of and any unearned
         premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

                  (h) Tax Certiorari. All refunds, rebates or credits in connection with a reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

                  (i) Conversion. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and, condemnation awards, into cash or liquidation claims;

                  (j) Rights. The right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Trustee and/or Lender in the Property;

                  (k) Agreements. All agreements, contracts (including purchase, sale, option, right of first refusal and other contracts pertaining to the Property), certificates, instruments, franchises, permits, licenses, approvals, consents, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Property (including any Improvements or respecting any business or activity conducted on the Land and any part thereof) and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Borrower thereunder;

                  (1) Trademarks. All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property;

                  (m) Accounts. All accounts, accounts receivable, escrows (including, without limitation, all escrows, deposits, reserves and impounds established pursuant to that certain Escrow Agreement for Reserves and Impounds of even date herewith between Borrower and
         Lender: hereinafter, the "ESCROW AGREEMENT")..documents, instruments, chattel paper, claims, reserves (including deposits) representations, warranties and general intangibles, as one or more of the foregoing terms may be defined in the Uniform Commercial Code, and all contract rights, franchises, books, records, plans, specifications, permits, licenses (to the extent assignable), approvals, actions, choses, claims, suits, proofs of claim in bankruptcy and causes of action which now or hereafter relate to, are derived from or are used in connection with the Property, or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon (hereinafter collectively called the "INTANGIBLES");

                  (n) Cap Agreement. All of Borrower's right, title and interest in and to all payments to be made to Borrower pursuant to that certain Interest Rate Cap Agreement

                                                             JPMORGAN CHASE BANK
         dated an even date herewith (the "Cap Agreement") by and between Borrower and the Cap Seller (as defined in the Cap Agreement); and

                  (o) Other Rights. Any and all other rights of Borrower in and to the Property and any accessions, renewals, replacements and substitutions of all or any portion of the Property and all proceeds derived from the sale, transfer, assignment or financing of the Property or any portion thereof.

         Section 1.2 ASSIGNMENT OF RENTS. Borrower hereby absolutely and unconditionally assigns to Lender Borrower's right, title and interest in and to all current and future Leases and Rents: it being intended by Borrower that this assignment constitutes a present, absolute and unconditional assignment and not an assignment for additional security only. Unless provided to the contrary in the Cash Management Agreement between Borrower and Lender of even date herewith (the "Cash Management Agreement"), all payments due under the Leases shall be paid directly by the tenants thereunder to an account provided for in the Cash Management Agreement when such amounts are due and payable. All such payments received in such account shall be applied as set forth in the Cash Management Agreement. The payment of amounts due under the Leases directly to an account as required by the Cash Management Agreement, this Section 1.2 and by the Assignment of Leases and Rents shall not limit, reduce or otherwise affect Borrower's obligations to make payments of amounts due hereunder and under the other Loan Documents, unless pursuant to the terms of the Cash Management Agreement Lender has received and applied amounts sufficient to make such payments.

         Section 1.3 DEFINITION OF PERSONAL PROPERTY. For purposes of this Security Instrument, the Property identified in Subsections 1.1(d) through 1.1(o), inclusive, shall be collectively referred to herein as the "PERSONAL PROPERTY."

         Section 1.4 PLEDGE OF MONIES HELD. Borrower hereby pledges to Lender any and all monies now or hereafter held by Lender, including, Without limitation, any sums deposited in the Funds (as defined in the Escrow Agreement), all insurance proceeds described in Section 3.2 and condemnation awards or payments described in Section 3.4, as additional security for the Obligations until expended or applied as provided in this Security Instrument.

                               CONDITIONS TO GRANT

         TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Trustee, and the successors and assigns of Trustee, forever;

         PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note and this Security Instrument, shall well and truly perform the Other Obligations as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, these presents and the estate hereby granted shall cease, terminate and be void; provided however, that Borrower's obligation to indemnify and hold harmless Lender pursuant to the provisions hereof with respect to matters relating to any period of time during which this Security Instrument was in effect shall survive any such payment or release.

                                                             JPMORGAN CHASE BANK

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                    ARTICLE 2 - DEBT AND OBLIGATIONS SECURED

         Section 2.1 DEBT. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the following, in such order of priority as Lender may determine in its sole discretion (the "DEBT"):

                  (a) the payment of the indebtedness evidenced by the Note in lawful money of the United States of America;

                  (b) the payment of interest, default interest, late charges and other sums, as provided in the Note, this Security Instrument or the Other Loan Documents (as hereinafter defined);

                  (c) the payment of all other moneys agreed or provided to be paid by Borrower in the Note, this Security Instrument or the Other Loan Documents;

                  (d) the payment of all sums advanced pursuant to this Security Instrument to protect and preserve the Property and the lien and the security interest created hereby; and

                  (e) the payment of all sums advanced and costs and expenses incurred by Lender in connection with the Debt or any par. thereof, any renewal, extension, or change of or substitution for the Debt or any part thereof, or the acquisition or perfection of the security therefore, whether made or incurred at the request of Borrower or Lender.

         Section 2.2 OTHER OBLIGATIONS. This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the following (the "OTHER OBLIGATIONS"):

                  (a) the performance of all other obligations of Borrower contained herein;

                  (b) the performance of each obligation of Borrower contained in any other agreement given by Borrower to Lender which is for the purpose of further securing the obligations secured hereby, and any amendments, modifications and changes thereto; and

                  (c) the performance of each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, this Security Instrument or the Other Loan Documents.

         Section 2.3 DEBT AND OTHER OBLIGATIONS. Borrower's obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively herein as the "OBLIGATIONS."

         Section 2.4 PAYMENTS. Unless payments are made in the required amount in immediately available funds at the place where the Note is payable, remittances in payment of all or any part of the Debt shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in funds immediately available

                                                             JPMORGAN CHASE BANK
at the place where the Note is payable (or any other place as Lender, in Lender's sole discretion, may have established by delivery of written notice thereof to Borrower) and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default (as hereinafter defined).

                     ARTICLE 3 - BORROWER COVENANTS

         Borrower covenants and agrees that:

         Section 3.1 INCORPORATION BY REFERENCE. All the covenants, conditions and agreements contained in (a) the Note, and (b) all and any of the documents other than the Note or this Security Instrument now or hereafter executed by Borrower and/or others and by or in favor of Lender in connection with the creation of the Obligations, the payment of any other sums owed by Borrower to Lender or the performance of any Obligations (collectively the "OTHER LOAN DOCUMENTS"), are hereby made a part of this Security Instrument to the same extent and with the same force as if full set forth herein. The term "LOAN DOCUMENTS" as used herein shall individually and collectively refer to the Note, this Security Instrument and the Other Loan Documents: provided, however, that notwithstanding any provision of this Security Instrument to the contrary, the Obligations of the Borrower under that certain Environmental Indemnity Agreement of even date herewith executed by Borrower in favor of Lender (the "ENVIRONMENTAL INDEMNITY") shall not be deemed or construed to be secured by this Security Instrument or otherwise restricted or affected by the foreclosure of the lien hereof or any other exercise by Lender of its remedies hereunder or under any other Loan Document, such Environmental Indemnity being intended by the signatories thereto to be its (or their) unsecured obligation.

         Section 3.2       INSURANCE.

                  (a) Borrower shall obtain and maintain, and shall pay all premiums in accordance with Subsection 3.2(b) below for, insurance for Borrower and the Property providing at least the following coverages:

                           (i) comprehensive all risk insurance (including, without limitation, riot and civil commotion, vandalism, malicious mischief, water, fire, burglary and theft and without any exclusion for terrorism) on the Improvements and the Personal Property and in each case (A) in an amount equal to 100% of the "Full Replacement Cost", which for purposes of this Security Instrument shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation; (B) containing an agreed amount endorsement with respect to the Improvements and Personal Property waiving all co-insurance provisions; (C) providing that the deductible shall not exceed the lesser of $10,000.00 or one percent (1%) of the face value of the policy; and (D) containing Demolition Costs. Increased Cost of Construction and "Ordinance or Law Coverage" or "Enforcement" endorsements in amounts satisfactory to Lender if any of the Improvements or the use of the Property shall

                                                             JPMORGAN CHASE BANK

                                       8
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                  at any time constitute legal non-conforming structures or uses or the ability to rebuild the Improvements is restricted or prohibited. The Full Replacement Cost may be redetermined from time to time by an appraiser or contractor designated and paid by Lender or by an engineer or appraiser in the regular employ of the insurer. No omission on the part of Lender to request any such appraisals shall relieve Borrower of any of its obligations under this Subsection;

                           (ii) comprehensive general liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Property, such insurance (A) to be on the so-called "occurrence" form with a combined single limit of not less than $1,000,000.00 and not less than $3,000,000.00 if the Property has one or more elevators, as well as liquor liability insurance in a minimum amount of $2,000,000.00 if any part of the Property is covered by a liquor license and an aggregate coverage limit acceptable to Lender; (B) to continue at not less than the aforesaid limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; (C) to cover at least the following hazards: (1) premises and operations; (2) products and completed operations on an "if any" basis; (3) independent contractors; (4) blanket contractual liability for all written and oral contracts; (5) contractual liability covering the indemnities contained in
                  Article 11 hereof to the extent the same is available; and (D) to be without deductible;

                           (iii) business income insurance (A) with loss payable to Lender; (B) covering losses of income and Rents derived from the Property and any non-insured property on or adjacent to the Property resulting from any risk or casualty whatsoever; (C) containing an extended period of indemnity endorsement which provides that after the physical loss to the Improvements and Personal Property has been repaired, the continued loss of income will be insured until such income either returns to the same level it was at prior to the loss, or the expiration of eighteen (18) months from the date of the loss, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period; and (D) in an amount equal to 100% of the projected gross income from the Property for a period of eighteen (18) months. The amount of such business income insurance shall be determined by Lender prior to the date hereof and at least once each year thereafter based on Borrower's reasonable estimate of the gross income from the Property for the succeeding eighteen
                  (18) month period. All insurance proceeds payable to Lender pursuant to this Subsection 3.2(a) shall be held by Lender and shall be applied to the obligations secured hereunder from time to time due and payable hereunder and under the Note: provided, however, that nothing herein contained shall be deemed to relieve Borrower of its obligations to pay the obligations secured hereunder on the respective dates of payment provided for in the Note except to the extent such amounts are actually paid out of the proceeds of such business income insurance;

                           (iv) at all times during which structural construction, repairs or alterations are being made with respect to the Improvements: (A) owner's contingent or protective liability insurance covering claims not covered by or

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                                       9
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                  under the terms or provisions of the above mentioned
                  commercial general liability insurance policy; and (B) the insurance provided for in Subsection 3.2(a)(i) written in a so-called builder's risk completed value form (1) on a non-reporting basis, (2) against all risks insured against pursuant to Subsection 3.2(a)(i), (3) including permission to occupy the Property, and (4) with an agreed amount endorsement waiving co-insurance provisions;

                           (v) workers' compensation, subject to the statutory limits of the state in which the Property is located, and employer's liability insurance with a limit of at least $1,000,000.00 per accident and per disease per employee, and $1,000,000.00 for disease aggregate in respect of any work or operations on or about the Property, or in connection with the Property or its operation (if applicable);

                           (vi) comprehensive boiler and machinery insurance (without exclusion for explosion), if applicable, in amounts as shall be reasonably required by Lender and covering all boilers or other pressure vessels, machinery and equipment located at or about the Property (including, without limitation, electrical equipment, sprinkler systems, heating and air conditioning equipment, refrigeration equipment and piping);

                           (vii) if any portion or the improvements is currently or at any time in the future located in a federally designated "special flood hazard area", flood hazard insurance in an amount equal to the Full Replacement Cost; and

                           (viii) such other insurance and in such amounts as Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the Property located in or around the region in winch the Property is located, including, without limitation, earthquake insurance (in the event the Property is located in an area with a high degree of seismic activity), sinkhole insurance, mine subsidence insurance and environmental insurance.

                  (b) All insurance provided for in Subsection 3.2(a) hereof shall be obtained under valid and enforceable policies (the "POLICIES" or in the singular, the "POLICY"), in such forms and, from time to time after the date hereof, in such amounts as may from time to time be satisfactory to Lender, issued by financially sound and responsible insurance companies authorized to do business in the state in which the Property is located as admitted or unadmitted carriers which, in either case, have been approved by Lender and which have a claims paying ability rating of A or better issued by Standard &
         Poor's Ratings Group or with a claims paying ability rating otherwise acceptable to Lender (each such insurer shall be referred to below as a "QUALIFIED INSURER"). Such Policies shall not be subject to invalidation due to the use or occupancy of the Property for purposes more hazardous than the use of the Property at the time such Policies were issued. Not less than thirty (30) days prior to the expiration dates of the Policies theretofore furnished to Lender pursuant to Subsection 3.2(a), certified copies of the Policies marked "premium paid" or accompanied by evidence satisfactory to Lender of

                                                             JPMORGAN CHASE BANK
         payment of the premiums due thereunder (the "INSURANCE PREMIUMS"), shall be delivered by Borrower to Lender; provided, however, that in the case of renewal Policies. Borrower may furnish Lender with binders therefor to be followed by the original Policies when issued.

                  (c) Borrower shall not obtain (i) separate insurance concurrent in form or contributing in the event of loss with that required in Subsection 3.2(a) to be furnished by, or which may be reasonably required to be furnished by, Borrower, or (ii) any umbrella or blanket liability or casualty Policy unless, in each case, Lender's interest is included therein as provided in this Security Instrument and such Policy is issued by a Qualified Insurer. If Borrower obtains separate insurance or an umbrella or a blanket Policy, Borrower shall notify Lender of the same and shall cause certified copies of each Policy to be delivered as required in Subsection 3.2(a). Any blanket insurance Policy shall specifically allocate to the Property the amount of coverage from time to time required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only the Property in compliance with the provisions of Subsection 3.2(a).

                  (d) All Policies of insurance provided for or contemplated by Subsection 3.2(a) shall name Lender, its successors and assigns, including any servicers, trustees or other designees of Lender, and Borrower as the insured or additional insured, as their respective interests may appear, and in the case of property damage, boiler and machinery, and flood insurance, shall contain a so-called New York standard non-contributing Lender clause in favor of Lender providing that the loss thereunder shall be payable to Lender.

                  (e) All Policies of insurance provided for in Subsection 3.2(a) shall contain clauses or endorsements to the effect chat:

                           (i) no act or negligence of Borrower, or anyone acting for Borrower, or of any tenant under any Lease or other occupant, or failure to comply with the provisions of any Policy which might otherwise result in a forfeiture of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as Lender is concerned;

                           (ii) the Policy shall not be materially changed (other than to increase the coverage provided on the Property thereby) or canceled without at least thirty (30) days' prior written notice to Lender and any other party named therein as an insured;

                           (iii) each Policy shall provide that the issuers thereof shall give written notice to Lender if the Policy has not been renewed thirty (30) days prior to its expiration; and

                           (iv) Lender shall not be liable for any Insurance Premiums thereon or subject to any assessments thereunder.

                  (f) Borrower shall furnish to Lender within ten (10) calendar days after Lender's request therefor, a statement certified by Borrower or a duly authorized officer

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                                       11
         of Borrower of the amounts of insurance maintained in compliance herewith, of the risks covered by such insurance and of the insurance company or companies which carry such insurance and, if requested by Lender, verification of the adequacy of such insurance by an independent insurance broker or appraiser acceptable to Lender.

                  (g) If at any time Lender is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Lender shall have the right but not the obligation, without notice to Borrower, to take such action as Lender deems necessary to protect its interest in the Property, including, without limitation, the obtaining of such insurance coverage as Lender in its sole discretion deems appropriate, and all expenses incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand and until paid shall be secured by this Security Instrument and shall bear interest at the Default Rate (as hereinafter defined).

                  (h) If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty. Borrower shall give prompt notice thereof to Lender.

                           (i) In case of loss covered by Policies. Lender may either (1) settle and adjust any claim without the consent of Borrower, or (2) allow Borrower to agree with the insurance company or companies on the amount to be paid upon the loss: provided, that Borrower may adjust losses aggregating not in excess of $100,000.00 if such adjustment is carried out in a competent and timely manner, and provided that in any case Lender shall and is hereby authorized to collect and receive any such insurance proceeds: and the expenses incurred by Lender in the adjustment and collection of insurance proceeds shall become part of the Debt and be secured hereby and shall be reimbursed by Borrower to Lender upon demand (unless deducted by and reimbursed to Lender from such proceeds).

                           (ii) In the event of any insured damage to or destruction of the Property or any part thereof (herein called an "INSURED CASUALTY"), if (A) less than 65% of the total floor area of the Improvements has been damaged, destroyed or rendered unusable as a result of such Insured Casualty and in the reasonable judgment of Lender, the Property can be restored within nine (9) months after insurance proceeds are made available to an economic unit not less valuable (including an assessment by Lender of the impact of the termination of any Leases due to such Insured Casualty) and not less useful than the same was prior to the Insured Casualty, and after such restoration will adequately secure the outstanding balance of the Debt, and (B) no Event of Default (hereinafter defined) shall have occurred and be then continuing, then the proceeds of insurance shall be applied to reimburse Borrower for the cost of restoring, repairing, replacing or rebuilding the Property or part thereof subject to Insured Casualty, as provided below: and Borrower hereby covenants and agrees forthwith to commence and diligently to prosecute such restoring, repairing, replacing or rebuilding: provided, however, in any event Borrower shall pay all costs (and if required by Lender, Borrower shall deposit the total thereof with Lender in advance) of such restoring,

                                                             JPMORGAN CHASE BANK
                  repairing, replacing or rebuilding in excess of the net proceeds of insurance made available pursuant to the terms hereof.

                           (iii) Except as provided above, the proceeds of insurance collected upon any Insured Casualty shall, at the option of Lender in its sole discretion, be applied to the payment of the Debt or applied to reimburse Borrower for the cost of restoring, repairing, replacing or rebuilding the Property or part thereof subject to the Insured Casualty, in the manner set forth below. Any such application to the Debt shall not be considered a voluntary prepayment requiring payment of the prepayment consideration provided in the Note, and shall not reduce or postpone any payments otherwise required pursuant to the Note, other than the final payment on the Note.

                           (iv) If proceeds of insurance, if any, are made available to Borrower for the restoring, repairing, replacing or rebuilding of the Property. Borrower hereby covenants to restore, repair, replace or rebuild the same to be of at least equal value and of substantially the same character as prior to such damage or destruction, all to be effected in accordance with applicable law and plans and specifications approved in advance by Lender.

                           (v) If Borrower is entitled to reimbursement out of insurance proceeds held by Lender, such proceeds shall be disbursed from time to time upon Lender being furnished with
                  (1) evidence satisfactory to it (which evidence may include inspection[s] of the work performed) that the restoration, repair, replacement and rebuilding covered by the disbursement has been completed in accordance with plans and specifications approved by Lender, (2) evidence satisfactory to it of the estimated cost of completion of the restoration, repair, replacement and rebuilding, (3) funds, or, at Leader's option, assurances satisfactory to Lender that such funds are available, sufficient in addition to the proceeds of insurance to complete the proposed restoration, repair, replacement and rebuilding, and (4) such architect's certificates, waivers of lien, contractor's sworn statements, title insurance endorsements, bonds, plats of survey and such other evidences of cost, payment and performance as Lender may reasonably require and approve; and Lender may, in any event, require that all plans and specifications for such restoration, repair, replacement and rebuilding be submitted to and approved by Lender prior to commencement of work. With respect to disbursements to be made by Lender: (A) no payment made prior to the final completion of the restoration, repair, replacement and rebuilding shall exceed ninety percent
                  (90%) of the value of the work performed from time to time; (B) funds other than proceeds of insurance shall be disbursed prior to disbursement of such proceeds; and (C) at all times, the undisbursed balance of such proceeds remaining in the hands of Lender, together with funds deposited for that purpose or irrevocably committed to the satisfaction of Lender by or on behalf of Borrower for that purpose, shall be at least sufficient in the reasonable judgment of Lender to pay for the cost of completion of the restoration, repair, replacement or rebuilding, free and clear of all liens or claims for lien and the costs described in Subsection 3.2(h)(vi) below. Any surplus which may remain out of insurance

                                                             JPMORGAN CHASE BANK
                  proceeds held by Lender after payment of such Costs of restoration, repair, replacement or rebuilding shall be paid to any party entitled thereto. In no event shall Lender assume any duty or obligation for the adequacy, form or content of any such plans and specifications, nor for the performance, quality or workmanship of any restoration, repair, replacement and rebuilding.

                           (vi) Notwithstanding anything to the contrary contained herein, the proceeds of insurance reimbursed to Borrower in accordance with the terms and provisions of this Security Instrument shall be reduced by the reasonable costs (if any) incurred by Lender in the adjustment and collection thereof and in the reasonable costs incurred by Lender of paying out such proceeds (including, without limitation, reasonable attorneys' fees and costs paid to third parties for inspecting the restoration, repair, replacement and rebuilding and reviewing the plans and specifications therefor).

         Section 3.3       PAYMENT OF TAXES, ETC.

                  (a) Subject to Article 3 of the Escrow Agreement, Borrower shall pay all taxes, assessments, water rates, sewer rents, governmental impositions, and other charges, including without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "TAXES"), all ground rents, maintenance charges and similar charges, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "OTHER CHARGES"), and all charges for utility services provided to the Property prior to delinquency. Borrower will deliver to Lender, promptly upon Lender's request, evidence satisfactory to Lender that the Taxes. Other Charges and utility service charges have been so paid or are not then delinquent. Borrower shall not allow and shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Property. Except to the extent sums sufficient to pay all Taxes and Other Charges have been deposited with Lender in accordance with the terms of this Security Instrument. Borrower shall furnish to Lender paid receipts for the payment of the Taxes and Other Charges prior to the date the same shall become delinquent.

                  (b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes, provided that (i) no Event of Default has occurred and is continuing under the Note, this Security Instrument or any of the Other Loan Documents, (ii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Taxes from Borrower and from the Property or Borrower shall have paid all of the Taxes under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default hereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, (vi) Borrower shall have set aside and deposited with Lender adequate reserves for the

                                                             JPMORGAN CHASE BANK
         payment of the Taxes, together with all interest and penalties thereon, unless Borrower has paid all of the Taxes under protest, and (vii) Borrower shall have furnished the security as may be required in the proceeding, or as may be requested by Lender to insure the payment of any contested Taxes, together with all interest and penalties thereon.

         Section 3.4 CONDEMNATION. Borrower shall promptly give Lender notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Lender is hereby irrevocably appointed as Borrower's attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain any award or payment for said condemnation or eminent domain and to make any compromise or settlement in connection with such proceeding, subject to the provisions of this Security Instrument. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Security Instrument and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein or in the Note. Borrower shall cause the award or payment made in any condemnation or eminent domain proceeding, which is payable to Borrower, to be paid directly to Lender. Lender may apply any award or payment to the reduction or discharge of the Debt whether or not then due and payable (such application to be free from any prepayment consideration provided in the Note, except that if an Event of Default, or an event which with notice and or the passage of time, or both, would constitute an Event of Default, has occurred, then such application shall be subject to the full prepayment consideration computed in accordance with the
Note). If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the award or payment. Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive the award or payment, or a portion thereof sufficient to pay the Debt.

         Section 3.5 USE AND MAINTENANCE OF PROPERTY. Borrower shall cause the Property to be maintained and operated in a good and safe condition and repair and in keeping with the condition and repair of properties of a similar use, value, age, nature and construction. Borrower shall not use, maintain or operate the Property in any manner which constitutes a public or private nuisance or which makes void, voidable, or cancelable, or increases the premium of any insurance then in force with respect thereto. The Improvements and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Personal Property with items of the same utility and of equal or greater value unless obsolete and non-structural alterations in connection with tenant improvements under leases approved by Lender or for which Lender's approval is not required under this Security Instrument) without the prior written consent of Lender. Borrower shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any casualty, or become damaged, worn or dilapidated or which may be affected by any proceeding of the character referred to in Section 3.4 hereof and shall complete and pay for any structure at any time in the process of construction or repair on the Land. Borrower shall not initiate, join in, acquiesee in, or consent to any change in any private restrictive covenant, zoning law or other public or private

                                                             JPMORGAN CHASE BANK
restriction, limiting or defining the uses which may be made of the Property or any part thereof absent Lender's prior written consent. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Borrower will not cause or permit the nonconforming use to be discontinued or abandoned without the express written consent of Lender. Borrower shall not take any steps whatsoever to convert the Property, or any portion thereof, to a condominium or cooperative form of management.

         Section 3.6 WASTE. Borrower shall not commit or suffer any waste of the Property or without first obtaining such additional insurance as may be necessary to cover a proposed change in use of the Property, make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or give cause for cancellation of any Policy, or do or permit to be done thereon anything that may in any way impair the value of the Property or the security of this Security Instrument. Borrower will not without the prior written consent of Lender, permit any drilling or exploration for or extraction removal or production of any minerals from the surface or the subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof.

         Section 3.7       COMPLIANCE WITH LAWS: ALTERATIONS.

                  (a) Borrower shall promptly comply with all existing and future Federal, state and local laws, orders, ordinances, governmental rules and regulations or court orders affecting or which may be interpreted to affect the Property, or die use thereof including, but not limited to the Americans with Disabilities Act (the "ADA") (collectively "APPLICABLE LAWS").

                  (b) Notwithstanding any provisions set forth herein or in any document regarding Lender's approval of alterations of the Property. Borrower shall not alter the Property in any manner which would increase Borrower's responsibilities for compliance with Applicable Laws without the prior written approval of Lender. Lender's approval of the plans, specifications, or working drawings for alterations of the Property shall create no responsibility or liability on behalf of Lender for their completeness, design, sufficiency or their compliance with Applicable Laws. The foregoing shall apply to tenant improvements constructed by Borrower or by any of its tenants. Lender may condition any such approval upon receipt of a certificate of compliance with Applicable Laws from an independent architect, engineer, or other person acceptable to Lender.

                  (c) Borrower shall give prompt notice to Lender of the receipt by Borrower of any notice related to a violation of any Applicable Laws and of the commencement of any proceedings or investigations which relate to compliance with Applicable Laws.

                  (d) Borrower shall take appropriate measures to prevent and will not engage in or knowingly permit any illegal activities at the Property.

         Section 3.8       BOOKS AND RECORDS.

                  (a) Borrower shall keep accurate books and records of account in accordance with sound accounting principles in which full, true and correct entries shall be promptly

                                                             JPMORGAN CHASE BANK
         made with respect to Borrower, the Property and the operation thereof, and will permit all such books and records (including without limitation all contracts, statements, invoices, bills and claims for labor, materials and services supplied for the construction, repair or operation to Borrower of the Improvements) to be inspected or audited and copies made by Lender and its representatives during normal business hours and at any other reasonable times upon reasonable advance written notice except in emergencies. Borrower represents that its chief executive office is as set forth in the introductory paragraph of this Security Instrument and that all books and records pertaining to the Property are maintained at the Property or such other location as may be expressly disclosed to Lender in writing. Borrower will furnish, or cause to be furnished, to Lender on or before fifty-five (55) calendar days after the end of each calendar quarter the following items, each certified by Borrower as being true and correct, in such format and in such detail as Lender or its servicer may request:

                           (i) a written statement (rent roll) dated as of the last day of each such calendar quarter identifying each of the Leases by the term, space occupied, rental required to be paid (including percentage rents and tenant sales), security deposit paid, any rental concessions, all rent escalations, any rents paid more than one (1) month in advance, any special provisions or inducements granted to tenants, any taxes, maintenance and other common charges paid by tenants, all vacancies and identifying any defaults or payment delinquencies thereunder; and

                           (ii) quarterly and year-to-date operating statements prepared for each calendar quarter during each such reporting period detailing the total revenues received, total expenses incurred, total cost of all capital improvements, total debt service and total cash flow.

                  (b) Within ninety (90) calendar Jays following the end of each calendar year. Borrower shall furnish a statement of the financial affairs and condition of the Borrower and the Property including a statement of profit and loss for the Property in such format and in such detail as Lender or its service may request, and setting forth the financial condition and the income any expenses for the Property for the immediately preceding calendar year prepared by an independent certified public accountant. Borrower shall deliver to Lender copies of all income tax returns, requests for extension and other similar items contemporaneously with its delivery of same to the Internal Revenue Service.

                  (c) Borrower will permit representatives appointed by Lender, including independent accountants, agents, attorneys, appraisers and any other persons, upon reasonable advance notice except in emergencies, subject to the rights of tenants, to visit and inspect during its normal business hours and at any other reasonable times any of the Property and to make photographs thereof, and to write down and record any information such representatives obtain, and shall permit Lender or its representatives to investigate and verify the accuracy of the information furnished to Lender under or in connection with this Security Instrument or any of the Other Loan Documents and to discuss all such matters with its officers, employees and representatives. Borrower will furnish to Lender at Borrower's expense all evidence which Lender may from time to time reasonably

                                                             JPMORGAN CHASE BANK
         request as to the accuracy and validity of or compliance with all representations and warranties made by Borrower in the Loan Documents and satisfaction of all conditions contained therein. Any inspection or audit of the Property or the books and records of Borrower, or the procuring of documents and financial and other information, by or on behalf of Lender, shall be at Borrower's expense and shall be for Lender's protection only, and shall not constitute any assumption of responsibility or liability by Lender to Borrower or anyone else with regard to the condition, construction, maintenance or operation of the Property, nor Lender's approval of any certification given to Lender nor relieve Borrower of any of Borrower's obligations.

                  (d) Prior to the transfer of the Loan by Lender pursuant to Section 16.1 hereof, Borrower shall deliver to Lender the reports required by Section 3.8(a) on a monthly basis. Such reports shall be delivered within twenty-five (25) calendar days after the end of each calendar month.

         Section 3.9. PAYMENT FOR LABOR AND MATERIALS. Borrower will promptly pay when due all bills and costs incurred by Borrower for labor, materials, and specifically fabricated materials incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof, except for the Permitted Exceptions (as hereinafter defined).

         Section 3.10 PERFORMANCE OF OTHER AGREEMENTS. Borrower shall observe and perform each and every term to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Property, or given by Borrower to Lender for the purpose of further securing an obligation secured hereby and any amendments, modifications or changes thereto.

                          ARTICLE 4 - SPECIAL COVENANTS

         Borrower covenants and agrees that:

         Section 4.1 PROPERTY USE. The Property shall be used only for industrial, warehouse and office purposes, and for no other use without the prior written consent of Lender, which consent may be withheld in Lender's sole and absolute discretion.

         Section 4.2       ERISA.

                  (a) It shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Security Instrument and the Other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                  (b) It shall deliver to Lender such certifications or other evidence from time to time throughout the term of the Security Instrument, as requested by Lender in its sole

                                                             JPMORGAN CHASE BANK
         discretion, that (i) Borrower is not an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(32) of ERISA:
         (ii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

                           (i) Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2);

                           (ii) Less than twenty-five percent (25%) of each outstanding class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R.
                  Section 2510.3-101(f)(2): or

                           (iii) Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. Section 2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

         Section 4.3 SINGLE PURPOSE ENTITY. Borrower covenants and agrees that it has not and shall not:

                  (a) engage in any business or activity other than the acquisition, ownership, operation and maintenance of the Property and activities incidental thereto;

                  (b) acquire or own any material asset other than (i) the Property, and (ii) such incidental Personal Property as may be necessary for the operation of the Property;

                  (c) merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure without in each case Lender's consent;

                  (d) fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable under the laws of the jurisdiction of its organization or formation, or without the prior written consent of Lender, amend, modify, terminate or fail to comply with the provisions of Borrower's Partnership Agreement, Articles or Certificate of Incorporation, Articles of Organization, Operating Agreement or similar organizational documents, as the case may be;

                  (e) own any subsidiary or make any investment in or acquire the obligations or securities of any other person or entity without the consent of Lender;

                  (f) commingle its assets with the assets of any of its partner(s). members, shareholders, affiliates, or of any other person or entity or transfer any assets to any such person or entity other than distributions on account of equity interests in the Borrower permitted hereunder and properly accounted for;

                  (g) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Debt, except unsecured trade and operational debt incurred with trade creditors in the ordinary course of its business of owning and

                                                             JPMORGAN CHASE BANK
         operating the Property in such amounts as are normal and reasonable under the circumstances, provided that such debt is not evidenced by a note and is paid when due and provided in any event the outstanding principal balance of such debt shall not exceed at any one time one percent (1%) of the outstanding Debt;

                  (h) allow any person or entity to pay its debts and liabilities (except a Guarantor or Indemnitor) or fail to pay its debts and liabilities solely from its own assets;

                  (i) fail to maintain its records, books of account and bank accounts separate and apart from those of the shareholders, partners, members, principals and affiliates of Borrower, the affiliates of a shareholder, partner or member of Borrower, and any other person or entity or fail to prepare and maintain its own financial statements in accordance with generally accepted accounting principles and susceptible to audit, or if such financial statements are consolidated fail to cause such financial statements to contain footnotes disclosing that the Property is actually owned by the Borrower;

                  (j) enter into any contract or agreement with any shareholder, partner, member, principal or affiliate of Borrower, any guarantor of all or a portion of the Debt (a "GUARANTOR") or any shareholder, partner, member, principal or affiliate thereof, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any shareholder, partner, member, principal or affiliate of Borrower or Guarantor, or any shareholder, partner, member, principal or affiliate thereof;

                  (k)      seek dissolution or winding up in whole, or in part;

                  (l) fail to correct any known misunderstandings regarding the separate identity of Borrower;

                  (m) hold itself out to be responsible or pledge its assets or credit worthiness for the debts of another person or entity or allow any person or entity to hold itself out to be responsible or pledge its assets or credit worthiness for the debts of the Borrower (except for a Guarantor or Indemnitor);

                  (n) make any loans or advances to any third party, including any shareholder, partner, member, principal or affiliate of Borrower, or any shareholder, partner, member, principal or affiliate thereof;

                  (o) fail to file its own tax returns (except to the extent consolidated with another entity pursuant to generally accepted accounting principles or applicable law) or to use separate contracts, purchase orders, stationary, invoices and checks;

                  (p) fail either to hold itself out to the public as a legal entity separate and distinct from any other entity or person or to conduct its business solely in its own name in order not (i) to mislead others as to the entity with which such other party is transacting business, or (ii) to suggest that Borrower is responsible for the debts of any third party (including any shareholder, partner, member, principal or affiliate of Borrower, or any shareholder, partner, member, principal or affiliate thereof);

                                                             JPMORGAN CHASE BANK

                  (q) fail to allocate fairly and reasonably among Borrower and any third party (including, without limitation, any Guarantor) any overhead for common employees, shared office space or other overhead and administrative expenses;

                  (r) allow any person or entity to pay the salaries of its own employees or fail to maintain a sufficient number of employees for its contemplated business operations;

                  (s) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

                  (t) file a voluntary petition or otherwise initiate proceedings to have the Borrower or any general partner or managing member adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Borrower or any general partner or managing member, or file a petition seeking or consenting to reorganization or relief of the Borrower or any general partner or managing member as debtor under any applicable federal or state law relating to bankruptcy, insolvency, or other relief for debtors with respect to the Borrower or any general partner or managing member: or seek or consent to the appointment of any trustee, receiver, conservator, assignee, sequestrator, custodian, liquidator (or other similar official) of the Borrower or any general partner or managing member or of all or any substantial part of the properties and assets of the Borrower or any general partner or managing member, or make any general assignment for the benefit of creditors of the Borrower or any general partner or managing member, or admit in writing the inability of the Borrower or any general partner or managing member to pay its debts generally as they become due or declare or effect a moratorium on the Borrower or any general partner or managing member debt or take any action in furtherance of any such action;

                  (u) share any common logo with or hold itself out as or be considered as a department or division of (i) any shareholder, partner, principal, member or affiliate of Borrower, (ii) any affiliate of a shareholder, partner, principal, member or affiliate of Borrower, or (iii) any other person or entity or allow any person or entity to identify the Borrower as a department or division of that person or entity; or

                  (v) conceal assets from any creditor, or enter into any transaction with the intent to hinder, delay or defraud creditors of the Borrower or the creditors of any other person or entity.

                   ARTICLE 5 - REPRESENTATIONS AND WARRANTIES

         Section 5.1 BORROWER'S REPRESENTATIONS. Borrower represents and warrants to Lender that each of the representations and warranties set forth in that certain Closing Certificate of even date herewith executed by Borrower in favor of Lender are true and correct as of the date hereof and are hereby incorporated and restated in this Security Instrument by this reference.

         Section 5.2 WARRANTY OF TITLE. Borrower represents and warrants that it has good and marketable title to the Property and has the right to grant, bargain, sell, pledge, assign,

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warrant, transfer and convey the same and that Borrower possesses an unencumbered fee simple absolute estate in the Land and the Improvements and that it owns the Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions shown in the title insurance policy insuring the lien of this Security Instrument (the "PERMITTED EXCEPTIONS"). Borrower shall, at its sole cost and expense, forever warrant, defend and preserve the title and the validity and priority of the lien of this Security Instrument and shall, at its sole cost and expense, forever warrant and defend the same to Trustee and Lender against the claims of all persons whomsoever.

         Section 5.3       STATUS OF PROPERTY.

                  (a) No portion of the Improvements is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, or any successor law, or, if located within any such area. Borrower has obtained and will maintain the insurance prescribed in Section 3.2 hereof.

                  (b) Borrower has obtained all necessary certificates, permits, licenses any other approvals, governmental and otherwise, necessary for the use, occupancy and operation of the Property and the conduct of its business (including, without limitation, certificates of completion and certificates of occupancy) and all required zoning, building code, land use, environmental and other similar permits or approvals, all of which are in full force and effect as of the date hereof and not subject to revocation, suspension, forfeiture or modification.

                  (c) The Property and the present and contemplated use and occupancy thereof are to the best knowledge of Borrower in full compliance with all Applicable Laws, including, without limitation, zoning ordinances, building codes, land use and environmental laws, laws relating to the disabled (including, but not limited to the ADA) and other similar laws.

                  (d) The Property is served by all utilities required for the current or contemplated use thereof. All utility service is provided by public utilities and the Property has accepted or is equipped to accept such utility service.

                  (e) All public roads and streets necessary for service of and access to the Property for the current or contemplated use thereof have been completed, are serviceable and are physically and legally open for use by the public.

                  (f) The Property is served by public water and sewer systems.

                  (g) The Property is free from damage caused by fire or other casualty. There is no pending or to the best knowledge of Borrower, threatened condemnation proceedings affecting the Property or any portion thereof.

                  (h) All costs and expenses of any and all labor, materials, supplies and equipment used in the construction of the Improvements have been paid in full and no

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         notice of any mechanics or materialmen's liens or of any claims of right to any such liens have been received.

                  (i) Borrower has paid in full for and is the owner of all furnishings, fixtures and equipment (other than tenants property) used in connection with the operation of the Property, free and clear of any and all security interests, liens or encumbrances, except the lien and security interest created hereby.

                  (j) All liquid and solid waste disposal, septic and sewer systems located on the Property are to the best knowledge of Borrower in a good and safe condition and repair and in compliance with all Applicable Laws.

                  (k)      All Improvements lie within the boundary of the Land.

         Section 5.4 NO FOREIGN PERSON. Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended, and the related Treasury Department regulations, including temporary regulations.

         Section 5.5 SEPARATE TAX LOT. The Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Property or any portion thereof.

                      ARTICLE 6 - OBLIGATIONS AND RELIANCES

         Section 6.1 RELATIONSHIP OF BORROWER AND LENDER. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of any of the Note, this Security Instrument and the other Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

         Section 6.2 NO RELIANCE ON LENDER. The partners, members, principals and (if Borrower is a trust) beneficial owners of Borrower are experienced in the ownership and operation of properties similar to the Property, and Borrower and Lender are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Borrower is not relying on Lender's expertise, business acumen or advice in connection with the Property.

         Section 6.3       NO LENDER OBLIGATIONS.

                  (a) Notwithstanding the provisions of Subsections 1.1(e) and l.1(f) or Section 1.2. Lender is not undertaking (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

                  (b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Note or the Other Loan Documents, including without limitation, any officer's certificate, balance

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                                       23
         sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

         Section 6.4 RELIANCE. Borrower recognizes and acknowledges that in accepting the Note, this Security Instrument and the Other Loan Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article 5 and that certain Closing Certificate of even date herewith executed by Borrower, without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof; that such warranties and representations are a material inducement to Lender in accepting the Note, this Security Instrument and the Other Loan Documents; and that Lender would not be willing to make the Loan (as hereinafter defined) and accept this Security Instrument in the absence of the warranties and representations as set forth in Article 5 and such Closing Certificate.

                         ARTICLE 7 - FURTHER ASSURANCES

         Section 7.1 RECORDING FEES. Borrower will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security instrument the Other Loan Documents, any note or deed of trust supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of die foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any deed of trust supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

         Section 7.2 FURTHER ACTS. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Applicable Laws. Borrower, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Lender in the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation such rights and remedies available to Lender pursuant to this Section 7.2.

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                                       24

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         Section 7.3       CHANGES IN TAX. DEBT CREDIT AND DOCUMENTARY STAMP
LAWS.

                  (a) If any law is enacted or adopted or amended after the date of this Security Instrument which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Property, requires revenue or other stamps to be affixed to the Note, this Security Instrument, or the Other Loan Documents, or imposes any other tax or charge on the same, Borrower will pay the same, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then Lender shall have the option, by written notice of not less than ninety (90) calendar days, to declare the Debt immediately due and payable.

                  (b) Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law. Lender shall have the option, by written notice of not less than ninety (90) calendar days, to declare the Debt immediately due and payable.

         Section 7.4       CONFIRMATION STATEMENT.

                  (a) After request by Lender Borrower, within ten (10) days, shall furnish Lender or any proposed assignee with a statement, duly acknowledged and certified, confirming to Lender (or its designee) (i) to the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note. (iii) the rate of interest of die Note, (iv) the terms of payment and maturity date of the Note, (v) the date installments of interest and, or principal were last paid, and (vi) that, except as provided in such statement, there are no defaults or events which with the passage of time or the giving of notice or both, would constitute an event of default under the Note or this Security Instrument; provided, however, Lender shall not be entitled hereunder to receive more than one (1) such statement in each calendar year.

                  (b) Subject to the provisions of the Leases. Borrower shall deliver to Lender, promptly upon request (but not more frequently than once annually so large as Borrower is not in default hereunder). duly executed estoppels certificates from any one or more lessees as required by Lender attesting to such facts regarding the Lease as Lender may require, including but not limited to attestations that each Lease covered thereby is in full force and effect with no defaults thereunder on the part of any party, that none of the Rents have been paid more than one month in advance, and that the lessee claims no defense or offset against the full and timely performance of its obligations under the Lease.

                  (c) Upon any transfer or proposed transfer contemplated by Section 16.1 hereof, at Lender's request. Borrower, any Guarantors and any Indemnitors shall provide an estoppels certificate to the Investor (defined in Section 16.1) or any prospective

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                                       25

         Investor in such form, substance and detail as Lender, such Investor or prospective Investor may reasonably require.

         Section 7.5 SPLITTING OF SECURITY INSTRUMENT. This Security Instrument and the Note shall, at any time until the same shall be fully paid and satisfied, at the sole election of Lender, be split or divided into two or more notes and two or more security instruments, each of which shall cover all or a portion of the Property to be more particularly described therein. To that end, Borrower, upon written request of Lender, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered by the then owner of the Property, to Lender and/or its designee or designees substitute notes and security instruments in such principal amounts, aggregating not more than the then unpaid principal amount of Debt, and containing terms, provisions and clauses similar to those contained herein and in the Note, and such other documents and instruments as may be required by Lender.

         Section 7.6 REPLACEMENT DOCUMENTS. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any Other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or Other Loan Document. Borrower, at its expense, will issue, in lieu thereof, a replacement Note or Other Loan Document, dated the date of such lost, stolen, destroyed or mutilated Note or Other Loan Document in the same principal amount thereof and otherwise of like tenor.

                       ARTICLE 8 - DUE ON SALE ENCUMBRANCE

         Section 8.1 LENDER RELIANCE. Borrower acknowledges that Lender has examined and relied on the creditworthiness or Borrower and experience of Borrower and its partners, members, principals and (if Borrower is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Borrower's ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Other Obligations. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that should Borrower default in the repayment of the Debt or the performance of the Other Obligations. Lender can recover the Debt by a sale of the Property.

         Section 8.2       NO SALE/ENCUMBRANCE.

                  (a) Borrower agrees that Borrower shall not, without the prior written consent of Lender, Transfer the Property or any part thereof or permit the Property or any part thereof to be Transferred. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Borrower's Transfer of the Property without Lender's consent.

                  (b) As used in Section 8.2(a). "Transfer" shall mean any voluntary or involuntary sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment or transfer of all or any part of the Property or any interest therein including, but not limited to:
         (i) an installment sales agreement wherein Borrower auras to sell the

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                                       26

         Property or any part thereof for a price to be paid in installments;
         (ii) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder;
         (iii) a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; (iv) if Borrower, Guarantor, or any managing member or general partner of Borrower or Guarantor is a corporation, any Transfer of such corporation's stock (or the stock of any corporation directly or indirectly controlling such Borrower, Guarantor, managing member or general partner by operation of law or otherwise) or the creation or issuance of new stock in one or a series of transactions by which an aggregate of forty-nine percent (49%) or more of such corporation's stock shall directly or indirectly be vested in or pledged to a party or parties who are not now stockholders provided, however, in no event shall this subpart (iv) apply to any Guarantor whose stock or shares are traded on a nationally recognized stock exchange); (v) if Borrower, Guarantor, or any managing member or general partner of Borrower or Guarantor is a limited liability company or partnership, the Transfer by which an aggregate of forty-nine percent (49%) or more of the ownership interest in such limited liability company or forty-nine percent (49%) or more of the partnership interests in such partnership shall directly or indirectly be vested in or pledged to parties not having an ownership interest as of the date of this Security Instrument; (vi) if Borrower, any Guarantor or any managing member or general partner of Borrower or any Guarantor is a partnership, limited liability company or joint venture, the change, removal or resignation of a general partner, managing member or joint venturer or the Transfer directly or indirectly of all or any portion of the partnership or ownership interest of any general partner managing member or joint venturer; and (vii) except as expressly permitted by Section 8.3. any Transfer by an Original Principal, directly or indirectly, of its ownership interest in the Borrower.

         Section 8.3       EXCLUDED AND PERMITTED TRANSFERS.

                  (a) A Transfer within the meaning of this Article 8 shall not include (i) transfers of ownership interests in the Borrower, any general partner or managing member or any Guarantor made by devise or descent or by operation of law upon the death of a joint tenant, partner, member or shareholder, subject, however, to all the following requirements: (A) written notice of any transfer under this Section 8.3, whether by will, trust or other written instrument, operation of law or otherwise, is provided to Lender or its servicer, together with copies of such documents relating to the transfer as Lender or its servicer may reasonably request, (B) control over the management and operation of the Property is retained by one or more of DOUGLAS DONATELLI and NICHOLAS SMITH (the "ORIGINAL PRINCIPALS", whether one or more) at all times prior to the death or legal incapacity of all the Original Principals and is thereafter assumed by persons who are acceptable in all respects to Lender in its sole and absolute discretion, (C) no such transfer by any of the Original Principals will release the respective estate from any liability as a Guarantor, and
         (D) no such transfer, death or other event has any adverse effect either on the bankruptcy-remote status of Borrower under the requirements of any national rating agency for the Securities (hereinafter defined) or on the status of Borrower as a continuing legal entity liable for the payment of the Debt and the performance of all other obligations secured hereby, (ii) transfers otherwise by operation of law in the event of a bankruptcy, (iii) a Lease of a portion of

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                                       27
         the Property to a space tenant, (iv) pledges of equity interests in any indirect owner of the Borrower other than the Borrower itself and its immediate members and managers, or (v) transfers of ownership interests in Borrower, any general partner or managing member of Borrower to an affiliate of the Original Principals or to an affiliate of Wafra Investment Advisory Group, Inc. ("Wafra").

                 (b) Notwithstanding any provision of this Security Instrument to the contrary, the prohibitions in Subsection 8.2(a) shall not apply to an inter vivos or testamentary transfer of all or any portion of ownership interests in the Borrower, any general partner or managing member or any Guarantor to one or more family members of Original Principals or a trust in which all of the beneficial interest is held by one or more family members of Original Principals or a partnership or limited liability company in which a majority of the capital and profits interests are held by one or more family members of Original Principals, or (ii) any inter vivos or testamentary transfer or issuance of capital stock in Borrower or the general partner of Borrower to one or more family members of Original Principals or to a trust in which all of the beneficial interest is held by one or more family members of Original Principals or a partnership or limited liability company in which a majority of the capital and profits interests are held by one or more family members of Original
         Principals: provided, that any inter vivos transfer of all or any portion of the ownership interests in the Borrower or such Guarantor or any inter vivos transfer or issuance of capital stock in Borrower or Borrower's general partner is made in connection with Original Principals' bona fide, good faith estate planning and that the person(s) with voting control of Borrower or the management of the Property are (i) the same person(s) who had such voting control and management rights immediately prior to the transfer in question, or
         (ii) reasonably acceptable to Lender and provided further that no such transfer shall have any adverse effect on the bankruptcy remote status of Borrower under the requirements of any national rating agency for the Securities. Lender acknowledges that Original Principals and or an Original Principal's spouse are acceptable to exercise voting control of Borrower and the management of the Property. As used herein, "family members" shall include the spouse, children and grandchildren and any lineal descendants.

                 (c) Notwithstanding the provisions of Section 8.2 above. Lender will give its consent to three separate sales or transfers of the Property or ownership interests in the Borrower, a general partner or managing member of the Borrower, or any Guarantor, if (but only if) no Event of Default under the Loan Documents has occurred and is continuing, and if each of the following conditions precedent have been fully satisfied (as determined in Lender's sole and absolute discretion): (i) the grantee's or transferee's integrity, reputation, financial condition, character and management ability are satisfactory to Lender in its sole discretion, and all information relating thereto requested by Lender is delivered to Lender at least 30 days prior to the proposed transfer, (ii) the grantee's or transferee's (and its sole general partner's or managing member's) single purpose and bankruptcy remote character are satisfactory to Lender in its sole discretion, and all information relating thereto requested by Lender is delivered to Lender at least 30 days prior to the proposed transfer, (iii) Lender has obtained such estoppels from any guarantors of the Note or replacement guarantors and such other legal opinions regarding substantive consolidation issues, enforceability of the assumption documents, no adverse

                                                             JPMORGAN CHASE BANK
         impact on the Securities or any REMIC holding the Note and similar matters as Lender may require, (iv) all of Lender's costs and expenses associated with the sale or transfer (including reasonable attorneys' fees) are paid by Borrower or the grantee or transferee, (v) except in the case of a transfer of a direct or indirect interest in the managing member's interest in the Borrower to an affiliate of Wafra or an affiliate of the Original Principals, the payment of a transfer fee not to exceed 1% of the then unpaid principal balance of the loan evidenced by the Note and secured hereby (the "LOAN"), (vi) the execution and delivery to Lender of a written assumption agreement and/or substitute guaranty (in its sole and absolute discretion) and such modifications to the Loan Documents executed by such parties and containing such terms and conditions as Lender may require in its sole and absolute discretion prior to such sale or transfer (provided that in the event the Loan is included in a REMIC and is a performing Loan, no modification to the terms and conditions shall be made or permitted that would cause (A) any adverse tax consequences to the REMIC or any holders of any Mortgage-Backed Pass-Through Securities, (B) the Security Instrument to fail to be a Qualifying Security Instrument under applicable federal law relating to REMIC's, or (C) result in a taxation of the income from the Loan to the REMIC or cause a loss of REMIC status), and (vii) if applicable, the delivery to Lender or an endorsement (at Borrower's sole cost and expense) to Lender's policy of title insurance then insuring the lien created by this Security Instrument in form and substance acceptable to Lender in its sole judgment.

                  (d) Without limiting the foregoing, if Lender shall consent to a transfer of the Property, the written assumption agreement described in Subsection 8.3(c)(vi) above shall provide for the release of Borrower and. if approved by Lender, each Guarantor and Indemnitor of personal liability under the Note and Other Loan Documents, but only as to acts or events occurring, or obligations arising, after the closing of such transfer.

         Section 8.4 NO IMPLIED FUTURE CONSENT. Lender's consent to one sale, conveyance, alienation, mortgages, encumbrance pledge or transfer of the Property shall not be deemed to be a waiver of Lender's right to requires such consent to any future occurrence of same. Any sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property made in contravention of this Article 8 shall be null and void and of no force and effect.

         Section 8.5 COSTS OF CONSENT. Borrower agrees to bear and shall pay or reimburse Lender on demand for all reasonable expenses (including, without limitation, all recording costs, reasonable attorneys" fees and disbursements and title search costs) incurred by Lender in connection with the review, approval and documentation of any such sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer.

         Section 8.6 CONTINUING SEPARATENESS REQUIREMENTS. In no event shall any of the terms and provisions of this Article 8 amend or modify the terms and provisions contained in Section 4.3 herein.

                               ARTICLE 9 - DEFAULT

         Section 9.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT":

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                                       29

                  (a) if any portion of the Debt is not paid on or prior to the calendar day the same is due or if the entire Debt is not paid on or before the maturity date, along with applicable prepayment premiums, if any;

                  (b) if Borrower, or its general partner or managing member, if applicable, violates or does not comply with any of the provisions of Section 4.3 or Article 8, or fails to deliver any of the reports required by Section 3.8; provided, however, that the first failure to deliver reports required by Section 3.8 during any twelve month period commencing on the date hereof and each anniversary of the date hereof shall not constitute an Event of Default unless such failure remains uncured for ten calendar days after written notice by Lender to Borrower of such failure;

                  (c) if any representation or warranty of Borrower or of its members, general partners, principals, affiliates, agents or employees, or of any Guarantor made herein or in the Environmental Indemnity or in any other Loan Document in any guaranty, or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made;

                  (d) if Borrower or any Guarantor shall make an assignment for the benefit of creditors or if Borrower or any Guarantor shall admit in writing its inability to pay, or Borrower's or any Guarantor's failure to pay its debts as they become due;

                  (e) if (i) Borrower or any subsidiary or general partner or managing member of Borrower, or any Guarantor shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition, or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Borrower or any subsidiary or general partner or managing member of Borrower, or any Guarantor shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Borrower or any subsidiary or general partner or managing member of Borrower, or any Guarantor any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed. undischarged or unbonded for a period of ninety (90) calendar days; or (iii) there shall be commenced against Borrower or any subsidiary or general partner or managing member of Borrower or any Guarantor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of any order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within ninety (90) calendar days from the entry thereof; or (iv) Borrower or any subsidiary or general partner or managing member of Borrower, or any Guarantor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above; or (v) Borrower or any subsidiary or general partner or managing member of

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                                       30

         Borrower, or any Guarantor shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

                  (f) subject to Borrower's right to contest certain liens as provided in this Security Instrument, if the Property becomes subject to any mechanic's, materialman's or other lien other than a lien for local real estate taxes and assessments not then due and payable and the lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of thirty (30) calendar days;

                  (g) if any federal tax lien is filed against Borrower, any general partner or managing member of Borrower, any Guarantor or the Property and same is not discharged of record within thirty (30) calendar days after same is filed;

                  (h) except as permitted in this Security Instrument, the actual or threatened alteration, improvement, demolition or removal of any of the Improvements without the prior consent of Lender;

                  (i) damage to the Property in any manner which is not covered by insurance, which lack of coverage arises solely as a result of Borrower's failure to maintain the insurance required under this Security Instrument;

                  (j) without Lender's prior consent, (i) any managing agent for the Property resigns or is removed, (ii) the ownership, management or control of such managing agent is transferred to a person or entity other than the general partner or managing member of the Borrower, or (iii) there is any material change in the property management agreement of the Property;

                  (k) this Security Instrument shall cease to constitute a first-priority lien on the Property (other than in accordance with its terms);

                  (1) seizure or forfeiture of the Property, or any portion thereof or Borrower's interest therein, resulting from criminal wrongdoing or other unlawful action of Borrower, its affiliates, or any tenant in the Property under any federal, state or local law;

                  (m) if Borrower consummates a transaction which would cause this Security Instrument or Lender's exercise of its rights under this Security Instrument, the Note or the Other Loan Documents to constitute a nonexempt prohibited transaction under ERISA or result in a violation of a state statute regulating governmental plans, subjecting Lender to liability for a violation of ERISA or a state statute;

                  (n) if any default occurs under any guaranty or indemnity including the Environmental Indemnity executed in connection herewith and such default continues after the expiration of applicable grace periods, or such guaranty or indemnity shall cease to be in full force and effect, or any guarantor or inseminator shall deny or disaffirm its obligation hereunder; and

                  (o) if Borrower or any Guarantor, as the case may be shall continue to be in default under any other term, covenant or condition of this Security Instrument or any

                                                             JPMORGAN CHASE BANK

         Other Loan Documents for thirty (30) calendar days after notice from Lender; provided that if such default cannot reasonably be cured within such thirty (30) calendar day period and Borrower (or such Guarantor as the case may be) shall have commenced to cure such default within such thirty (30) calendar day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) calendar day period shall be extended for so long as it shall require Borrower (or such Guarantor as the case may be) in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of sixty (60) calendar days after the notice from Lender referred to above.

         Section 9.2 DEFAULT INTEREST. Borrower will pay from the date of an Event of Default through the earlier of the date upon which the Event of Default is cured or the date upon which the Debt is paid in full, interest on the unpaid principal balance of the Note at a per annum rate equal to the lesser of (a) the greater of (i) five percent (5%) plus the Prime Rate (as defined in the Note), and (ii) five percent (5%) plus the Applicable Interest Rate (as defined in the Note), and (b) the maximum interest rate which Borrower may by law pay or Lender may charge and collect (the "DEFAULT RATE").

                        ARTICLE 10 - RIGHTS AND REMEDIES

         Section 10.1 REMEDIES. Upon the occurrence of any Event of Default. Borrower agrees that Lender may take such action, by or through Trustee, by Lender itself or otherwise. without notice or demand as it deems advisable to protect and enforce its rights against Borrower and in and to the Property including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without inpairing or otherwise affecting the other rights and remedies of Lender:

                  (a) Right to Perform Borrower's Covenants. If Borrower has failed to keep or perform any covenant whatsoever contained in this Security Installment or the Other Loan Documents. Lender may, but shall not be obligated to any person to do so, perform or attempt to perform said covenant and any payment made or expense incurred in the performance or attempted performance of any such covenant, together with any sum expended by Lender that is chargeable to Borrower or subject to reimbursement by Borrower under the Loan Documents, shall be and become a part of the "Debt", and Borrower promises, upon demand, to pay to Lender, at the place where the Note is payable, all sums so incurred, paid or expended by Lender, with interest from the date when paid, incurred or expended by Lender at the Default Rate.

                  (b) Right of Entry. Lender may prior or subsequent to the institution of any foreclosure proceedings, enter upon the Property, or any part thereof, and take exclusive possession of the Property and of all books, records, and accounts relating thereto and to exercise without interference from Borrower any and all rights which Borrower has with respect to the management, possession, operation, protection, or preservation of the Property, including without limitation the right to rent the same for the account of Borrower and to deduct from such Rents all costs, expenses, and liabilities of every character incurred by Lender in collecting such Rents and in managing, operating,

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         maintaining, protecting, or preserving the Property and to apply the remainder of such Rents on the Debt in such manner as Lender may elect. All such costs, expenses, and liabilities incurred by Lender in collecting such Rents and in managing, operating, maintaining, protecting, or preserving the Property, if not paid out of Rents as hereinabove provided, shall constitute a demand obligation owing by Borrower and shall bear interest from the date of expenditure until paid at the Default Rate, all of which shall constitute a portion of the Debt. If necessary to obtain the possession provided for above. Lender may invoke any and all legal remedies to dispossess Borrower, including specifically one or more actions for forcible entry and detained, trespass to try title, and restitution. In connection with any action taken by Lender pursuant to this Subsection 10.1(b), Lender shall not be liable for any loss sustained by Borrower resulting from any failure to let the Property, or any part thereof, or from any other act or omission of Lender in managing the Property unless such loss is caused by the willful misconduct or gross negligence of Lender, nor shall Lender be obligated to perform or discharge any obligation, duty, or liability under any Lease or under or by reason hereof or the exercise of rights or remedies hereunder. Borrower shall and does hereby agree to indemnify Lender for and to hold Lender harmless from, any and all liability, loss, or damage, which may or might be incurred by Lender under any such Lease or under or by reason hereof or the exercise of rights or remedies hereunder. and from any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings or. its part to perform or discharge any of the terms, covenants, or agreements contained in any such Lease. Should Lender incur any such liability, the amount thereof, including without limitation costs, expenses, and reasonable attorneys' fees, together with interest thereon from the date of expenditure until paid at the Default Rate, shall be secured hereby, and Borrower shall reimburse Lender therefore immediately upon demand. Nothing in this Subsection 10.1(b) shall impose any duty, obligation, or responsibility upon Lender for the control, care, management, leasing, or repair of the Property, nor for the carrying out of any of the terms and conditions of any such Lease: nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or by any other parties, or for any hazardous substances or environmental conditions on or under the Property, or for any dangerous or defective condition of the Property or for any negligence in the management, leasing, upkeep, repair, or control of the Property resulting in loss or injury or death to any tenant, licensee, employee, or stranger. Borrower hereby assents to ratifies, and confirms any and all actions of Lender with respect to the Property taken under this subsection.

                  (c) Right to Accelerate. Upon Borrower's breach of any covenant or agreement of Borrower in this Instrument, including, but not limited to. the covenants to pay when due any sums, secured by this Instrument. Lender at Lender's option may declare all of the sums secured by this Instrument to be immediately due and payable without further demand, and may invoke the power of sale and any other remedies permitted by applicable law or provided herein. Borrower acknowledges that the power of sale herein granted may be exercised by Lender without prior judicial hearing. Borrower has the right to bring an action to assert the non-existence of a breach or any other defense of Borrower to acceleration and sale. Lender shall be entitled to collect all costs and expenses incurred in pursuing such remedies, including, but not limited to reasonable attorney's fees and costs of documentary evidence, abstracts and title reports.

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                                       33

                  (d) Foreclosure-Power of Sale. Lender may institute a proceeding or proceedings, judicial, or nonjudicial by advertisement or otherwise, for the complete or partial foreclosure of this Security Instrument or the complete or partial sale of the Property under power of sale or under any applicable provision of law. Lender may. through the Trustee, sell the Property, and all estate, right, title, interest, claim and demand of Borrower therein, and all rights of redemption thereof, at one or more sales, as an entirety or in parcels, with such elements of real and/or personal property, and at such time and place and upon such terms as it may deem expedient, or as may be required by applicable law. and in the event of a sale, by foreclosure or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property. If Lender invokes the power of sale. Lender or Trustee shall give to Borrower a copy of a notice of sale in the manner prescribed by applicable law. Trustee shall give public notice of sale in the manner prescribed by applicable law and shall sell the Property in accordance with the laws of Virginia. Trustee, without demand on Borrower, shall sell the Property at public auction to the highest bidder at the time and place and under the terms designated in the notice of sale in one or more parcels and in such order as Trustee may determine. Trustee may postpone sale of all or any parcel of the Property by public announcement at the time and place of any previously scheduled sale or by advertising in accordance with applicable law. Lender or Lender's designee may purchase the Property at any sale subject to the provisions of Section 10.l(e)(vi) below.

                  (e) Rights Pertaining to Sales. Subject to the requirements of applicable law and except as otherwise provided herein the following provisions shall apply to any sale or sales of all or any portion of the Property under or by virtue of Subsection 10.1(d) above, whether made under the power of sale herein granted or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale:

                           (i) Trustee or Lender may conduct any number of sales from time to time. The power of sale set forth above shall not be exhausted by any one or more such sales as to any part of die Property which shall not have been sold, nor by any sale which is not completed or is defective in Lender's opinion, until the Debt shall have been paid in full.

                           (ii) Any sale may be postponed or adjourned by public announcement at the time and place appointed for such sale or for such postponed or adjourned sale without further notice.

                           (iii) Trustee shall deliver to the purchaser Trustee's deed conveying the Property so sold with special warranty of title. The recitals in Trustee's deed shall be prima facie evidence of the truth of statements made therein. Trustee shall apply the proceeds of the sale in the following order: (a) to all costs and expenses of the sale, including, but not limited to. Trustee's fees of 2% of the gross sale price, attorney's fees and costs of title evidence: (b) to the discharge of all taxes. levies and assessments on the Property, if any. as provided by applicable law: (c) to all sums secured by this Instrument in such order as Lender, in Lender's sole discretion, directs: and (d) the excess, if any to the person or persons legally

                                                             JPMORGAN CHASE BANK
                  entitled thereto, including, if any, holders of liens inferior to this Instrument in order of their priority, provided that Trustee has actual notice of such liens. Trustee shall not be required to take possession of the Property prior to the sale thereof or to deliver possession of the Property to the purchaser at such sale.

                           (iv) Any and all statements of fact or other recitals made in any of the instruments referred to in Subsection 10.1(e)(iii) given by Trustee or Lender shall be taken as conclusive and binding against all persons as to evidence of the truth of the facts so stated and recited.

                           (v) Any such sale or sales shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Borrower in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Borrower and any and all persons claiming or who may claim the same, or any part thereof or any interest therein, by. through or under Borrower to the fullest extent permitted by applicable law.

                           (vi) Upon any such sale or sales. Lender may bid for and acquire the Property and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting against the Debt the amount of the bid made therefore, after deducting therefrom the expenses of the sale, the cost of any enforcement proceeding hereunder and any other sums which Trustee or Lender is authorized to deduct under the terms hereof to the extent necessary to satisfy such bid.

                           (vii)    Upon any such sale, it shall not be
                  necessary for Trustee. Lender or any public officer acting under execution or order of court to have present or constructively in its possession any of the Property.

                  (f) Lender's Judicial Remedies. Lender, or Trustee upon written request of Lender, may proceed by suit or suits, at law or in equity, to enforce the payment of the Debt to foreclose the liens and security interests of this Security Instrument as against all or any part of the Property, and to have all or any part of the Property sold under the judgment or decree of a court of competent jurisdiction. This remedy shall be cumulative of any other nonjudicial remedies available to Lender under this Security Instrument, the Note or the Other Loan Documents. Proceeding with a request or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies or bar any available nonjudicial remedy of Lender.

                  (g) Lender's Right to Appointment of Receiver. Lender, as a matter of right and (i) without regard to the sufficiency of the security for repayment of the Debt and without notice to Borrower, (ii) without any showing of insolvency, fraud, or mismanagement on the part of Borrower, (iii) without the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a receiver, and (iv) without regard to the then value of the Property, shall be entitled to the appointment of a receiver or receivers for the protection, possession, control, management and operation of the Property, including (without limitation), the power to collect the Rents, enforce this Security Instrument and, in case of a sale and deficiency, during the full statutory period

                                                             JPMORGAN CHASE BANK
         of redemption (if any), whether there be a redemption or not, as well as during any further times when Borrower, except for the intervention of such receiver, would be entitled to collection of such Rents. Borrower hereby, irrevocably consents to the appointment of a receiver or receivers. Any receiver appointed pursuant to the provisions of this subsection shall have the usual powers and duties of receivers in such matters.

                  (h) Commercial Code Remedies. Lender may exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Personal Property or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Personal Property, and (ii) request Borrower at its expense to assemble the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Personal Property sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower.

                  (i) Apply Escrow Funds. Lender may apply any Funds (as defined in the Escrow Agreement) and any other sums held in escrow or otherwise by Lender in accordance with the terms of this Security Instrument or any Other Loan Document to the payment of the following items in any order in its uncontrolled discretion:

                           (i)      Taxes and Other Charges;

                           (ii)     Insurance Premiums;

                           (iii) Interest on the unpaid principal balance of the Note;

                           (iv) Amortization of the unpaid principal balance of the Note; and

                           (v) All other sums payable pursuant to the Note, this Security Instrument and the Other Loan Documents, including without limitation advances made by Lender pursuant to the terms of this Security Instrument.

                  (j) Other Rights. Lender (i) may surrender the Policies maintained pursuant to this Security Instrument or any part thereof, and upon receipt shall apply the unearned premiums as a credit on the Debt and in connection therewith. Borrower hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Borrower to collect such premiums: and (ii) may apply the Tax and Insurance Escrow Fund (as defined in the Escrow Agreement) and/or the Replacement Escrow Fund (as defined in the Escrow Agreement) and any other funds held by Lender toward payment of the Debt; and (iii) shall have and may exercise any and all other rights and remedies which Lender may have at law or in equity, or by virtue of any of the Loan Documents, or otherwise.

                  (k) Discontinuance of Remedies. In case Lender shall have proceeded to invoke any right, remedy, or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon same for any reason. Lender shall have the

                                                             JPMORGAN CHASE BANK
         unqualified right so to do and in such event. Borrower and Lender shall be restored to their former positions with respect to the Debt, the Loan Documents, the Property or otherwise, and the rights, remedies, recourses and powers of Lender shall continue as if same had never been invoked.

                  (1) Remedies Cumulative. All rights, remedies, and recourses of Lender granted in the Note, this Security Instrument and the Other Loan Documents, any other pledge of collateral, or otherwise available at law or equity: (i) shall be cumulative and concurrent:
         (ii) may be pursued separately, successively, or concurrently against Borrower, the Property, or any one or more of them, at the sole discretion of Lender; (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse:
         (iv) shall be nonexclusive; (v) shall not be conditioned upon Lender exercising or pursuing any remedy in relation to the Property prior to Lender bringing suit to recover the Debt; and (vi) in the event Lender elects to bring suit on the Debt and obtains a judgment against Borrower prior to exercising any remedies in relation to the Property, all liens and security interests, including the lien of this Security Instrument, shall remain in full force and effect and may be exercised thereafter at Lender's option.

                  (m) Bankruptcy Acknowledgment. In the event the Property or any portion thereof or any interest therein becomes property of any bankruptcy estate or subject to any state or federal insolvency proceeding then Lender shall immediately become entitled, in addition to all other relief to which Lender may be entitled under this Security Instrument, to obtain (i) an order from the Bankruptcy Court or other appropriate court granting immediate relief from the automatic stay pursuant to Section 362 of the Bankruptcy Code so to permit Lender to pursue its rights and remedies against Borrower as provided under this Security Instrument and all other rights and remedies of Lender at law and in equity under applicable state law and order from the Bankruptcy Court prohibiting Borrower's use of all "cash collateral" as defined under Section 363 of the Bankruptcy Code. In connection with such Bankruptcy Court orders. Borrower shall not contend or allege in any pleading or petition filed in any court proceeding that Lender does not have sufficient grounds for relief from the automatic stay. Any bankruptcy petition or other action taken by the Borrower to stay, condition, or inhibit Lender from exercising its remedies are hereby admitted by Borrower to be in bad faith and Borrower further admits that Lender would have just cause for relief from the automatic stay in order to take such actions authorized under state law.

                  (n) Application of Proceeds. The proceeds from any sale, lease, or other disposition made pursuant to this Security Instrument, or the proceeds from the surrender of any insurance policies pursuant hereto, or any Rents collected by Lender from the Property, or the Tax and Insurance Escrow Fund or the Replacement Escrow Fund (as defined in the Escrow Agreement) or proceeds from insurance which Lender elects to apply to the Debt pursuant to Article 3 hereof, shall be applied by Trustee, or by Lender, as the case may be to the Debt in the following order and priority: (1) to the payment of all expenses of advertising, selling, and conveying the Property or part thereof, and/or prosecuting or otherwise collecting Rents, proceeds, premiums or other sums including

                                                             JPMORGAN CHASE BANK
         reasonable attorneys' fees and a reasonable fee or commission to Trustee, not to exceed five percent of the proceeds thereof or sums so received; (2) to that portion, if any, of the Debt with respect to which no person or entity has personal or entity liability for payment (the "EXCULPATED PORTION"), and with respect to the Exculpated Portion as follows: first, to accrued but unpaid interest, second, to matured principal, and third, to unmeasured principal in inverse order of maturity; (3) to the remainder of the Debt as follows: first, to the remaining accrued but unpaid interest, second, to the matured portion of principal of the Debt, and third, to prepayment of the unmeasured portion, if any, of principal of the Debt applied to installments of principal in inverse order of maturity; (4) the balance, if any or to the extent applicable, remaining after the full and final payment of the Debt to the holder or beneficiary of any inferior liens covering the Property, if any, in order of the priority of such inferior liens (Trustee and Lender shall hereby be entitled to rely exclusively on a commitment for title insurance issued to determine such priority); and
         (5) the cash balance, if any, to the Borrower. The application of proceeds of sale or other proceeds as otherwise provided herein shall be deemed to be a payment of the Debt like any other payment. The balance of the Debt remaining unpaid, if any, shall remain fully due and owing in accordance with the terms of the Note and the other Loan Documents.

         Section 10.2      [Intentionally omitted]

                    ARTICLE 11 - INDEMNIFICATION: SUBROGATION

         Section 11.1      GENERAL INDEMNIFICATION.

                  (a) Borrower shall indemnify, defend and hold Lender and Trustee harmless against: (i) any and all claims for brokerage, leasing finder's or similar fees which may be made relating to the Property or the Debt, and (ii) any and all liability, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses (including Lender's reasonable attorneys' fees, together with reasonable appellate counsel fees, if any) of whatever kind or nature which may be asserted against, imposed on or incurred by Lender or Trustee in connection with the Debt, this Security Instrument, the Property, or any part thereof, or the exercise by Lender or Trustee of any rights or remedies granted to it under this Security Instrument: provided, however, that nothing herein shall be construed to obligate Borrower to indemnify, defend and hold harmless Lender from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses enacted against, imposed on or incurred by Lender by reason of Lender's willful misconduct or gross negligence.

                  (b) If Lender is made a party defendant to any litigation or any claim is threatened or brought against Lender concerning the secured indebtedness, this Security Instrument, the Property, or any part thereof, or any interest therein, or the construction, maintenance, operation or occupancy or use thereof, then Lender shall notify Borrower of such litigation or claim and Borrower shall indemnify, defend and hold Lender harmless from and against all liability by reason of said litigation or claims, including reasonable attorneys' fees (together with reasonable appellate counsel fees, if any). The right to such attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses incurred by Lender in any such litigation or claim of the type described in this

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                                       38

         Subsection 11.1(b), whether or not any such litigation or claim is prosecuted to judgment, shall be deemed to have accrued on the commencement of such claim or action and shall be enforceable whether or not such claim or action is prosecuted to judgment. If Lender commences an action against Borrower to enforce any of the terms hereof or to prosecute any breach by Borrower of any of the terms hereof or to recover any sum secured hereby, Borrower shall pay to Lender its reasonable attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses. If Borrower breaches any term of this Security Instrument, Lender may engage the services of an attorney or attorneys to protect its rights hereunder, and in the event of such engagement following any breach by Borrower. Borrower shall pay Lender reasonable attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses incurred by Lender, whether or not an action is actually commenced against Borrower by reason of such breach. All references to "ATTORNEYS" in this Subsection 11.1(b) and elsewhere in this Security Instrument shall include without limitation any attorney or law firm engaged by Lender and Lender's in-house counsel, and all references to "FEES AND EXPENSES" in this Subsection 11.1(b) and elsewhere in this Security Instrument shall include without limitation any fees of such attorney or law firm and any allocation charges and allocation costs of Lender's in-house counsel.

                  (c) A waiver of subrogation shall be obtained by Borrower from its insurance carrier and consequently. Borrower waives any and all right to claim or recover against Lender, its officers, employees. agree and representatives, for loss of or damage to Borrower, the Property. Borrower's property or the property of others under Borrower's control from any cause insured against or required to be insured against by the provisions of this Security Instrument.

         Section 11.2 ENVIRONMENTAL INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnity release and hold harmless the Indemnified Parties from and against any and all Losses has hereinafter defined) imposed upon or incurred by or asserted against any Indemnified Parties (other than those arising solely from a state of facts that first came into existence after Lender acquired title to the Property through foreclosure or a deed in lieu thereof), and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) any presence of any Hazardous Substances (as hereinafter defined) in, on, above, or under the Property; (b) any past, present or future Release (as hereinafter defined) of Hazardous Substances in, on, above, under or from the Property; (c) any activity by Borrower, any person or entity affiliated with Borrower, and any tenant or other user of the Property in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the Property of any Hazardous Substances at any time located in, under, on or above the Property; (d) any activity by Borrower, any person or entity affiliated with Borrower, and any tenant or other user of the Property in connection with any actual or proposed Remediation (as hereinafter defined) of any Hazardous Substances at any time located in. under, on or above the Property, whether or not such Remediation is voluntary or pursuant to court or administrative order, including but not limited to any removal, remedial or corrective action; (e) any past, present or threatened non-compliance or violations of any Environmental Law (as hereinafter defined) (or permits issued pursuant to any Environmental Law) in connection with the Property or

                                                             JPMORGAN CHASE BANK

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operations thereon, including but not limited to any failure by Borrower, any person or entity affiliated with Borrower, and any tenant or other user of the Property to comply with any order of any governmental authority in connection with any Environmental Laws; (f) the imposition, recording or filing or the future imposition, recording or filing of any Environmental Lien (as hereinafter defined) encumbering the Property; (g) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in this Section 11.2; (h) any misrepresentation or inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations under the Environmental Indemnity of even date executed by Borrower and Inseminator; and (i) any diminution in value of the Property in any way connected with any occurrence or other matter referred to in this Section 11.2.

         The term "ENVIRONMENTAL LAW" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to protection of human health or the environment, relating to liability for or costs of Remediation or prevention of Releases of Hazardous Substances. The term "ENVIRONMENTAL LAW" includes, but is not limited to the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response. Compensation and Liability Act:
the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act: the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks): the Solid Waste Disposal Act: the Clean Water Act: the Clean Air Act: the Toxic Substances Control Act: the Safe Drinking Water Act: the Occupational Safety and Health
Act: the Federal Water Pollution Control Act: the Federal Insecticide. Fungicide and Rodenticide Act: the Endangered Species Act: the National Environmental Policy Act: and the River and Harbors Appropriation Act. The term "ENVIRONMENTAL LAW" also includes, but is nor limited to. any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law: conditioning transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of the Property: requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of the Property to any governmental authority or other person or entity, whether or not in connection with transfer of title to or interest in property: imposing conditions or requirements in connection with permits or other authorization for lawful activity: relating to nuisance, trespass or other causes of action related to the Property; and relating to wrongful death, personal injury, or property or other damage in connection with any physical condition or use of the Property.

         The term "ENVIRONMENTAL LIEN" includes but is not limited to any lien or other encumbrance imposed pursuant to Environmental Law. whether due to any act or omission of Borrower or any other person or entity.

         The term "HAZARDOUS SUBSTANCES" includes but is not limited to any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Laws or that may have a negative impact on human health or the environment, including but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, lead-based paints, radon, radioactive materials, flammables and explosives.

                                                             JPMORGAN CHASE BANK

                                       40

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         The term "INDEMNIFIED PARTIES" includes but is not limited to Lender, any person or entity who is or will have been involved in originating the Loan evidenced by the Note, any person or entity who is or will have been involved in servicing the Loan, any person or entity in whose name the encumbrance created by this Security Instrument is or will have been recorded, persons and entities who may hold or acquire or will have held a full or partial interest in the Loan (including but not limited to those who may acquire any interest in Securities, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan for the benefit of third parties), as well as the respective directors, officers, shareholders, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assign of any and all of the foregoing (including but not limited to any other person or entity who holds or acquires or will have held a participation or other full or partial interest in the Loan or the Property, whether during the term of the Loan or as pan of or following foreclosure pursuant to the Loan) and including but not limited to any successors by merger, consolidation or acquisition of all or a substantial part of Lender's assets and business.

         The term "LOSSES" includes but is not limited to any claims, suits, liabilities (including but not limited to strict liabilities), administrate or judicial actions or proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, costs of Remediation (whether or not performed voluntarily), judgments, award, amounts paid in settlement, foreseeable are unforeseeable consequential damages, litigation costs, attorneys' fees, engineer's fees, environmental consultants' fees and investigation costs (including but not limited to costs for sale testing and analysis of soil, water, air. building materials, and other materials and substances whether solid, liquid or gas), of whatever kind or nature, and whether or not incurred in connection with any judicial or administrative proceedings.

         The term "RELEASE" with respect to any Hazardous Substance includes but is not limited to any release, deposit, discharge, emission, leaking, leaching, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances.

         The term "REMEDIATION" includes but; is not limited to any response, remedial, removal, or corrective action; any activity to cleanup, detoxify, decontaminate, contain or otherwise premeditate any Hazardous Substance; any actions to prevent, cure or mitigate any Release of any Hazardous Substance; any action to comply with any Environmental Laws or with any permits issued pursuant thereto: any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Substances or to anything referred to in this Article 11.

         Section 11.3 DUTY TO DEFEND AND ATTORNEYS AND OTHER FEES AND EXPENSES. Upon written request by any Indemnified Party. Borrower shall defend such Indemnified Party (if requested by any Indemnified Part, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole and absolute discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of Indemnified Parties, their attorneys shall control the resolution of claim or proceeding. Upon demand,

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                                       41

Borrower shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for die payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

         Section 11.4 SURVIVAL OF INDEMNITIES. Notwithstanding any provision of this Security Instrument or any other Loan Document to the contrary, the provisions of Section 11.1 and Section 11.2, and Borrower's obligations hereunder, shall survive (a) the repayment of the Note, (b) the foreclosure of this Security Instrument, and (c) the release (or reconveyance, as applicable) of the lien of this Security Instrument.

                         ARTICLE 12 - SECURITY AGREEMENT

         Section 12.1 SECURITY AGREEMENT. This Security Instrument is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. Borrower by executing and delivering this Security Instrument has granted and hereby grants to Lender, as security for the Obligations, a security interest in the Property to the full extent that the Property may be subject to the Uniform Commercial Code (said portion of the Property so subject to the Uniform Commercial Code being called in this paragraph the "COLLATERAL"). Borrower hereby agrees with Lender to execute and deliver to Lender, in term :mad substance satisfactory to Lender, such financing statements, continuation statements, other uniform commercial code forms and shall pay all expenses and fees in connection with :he filing and recording thereof, and such further assurances as Lender may from time to time, reasonably consider necessary to create, perfect, and preserve Lender's security interest herein granted. This Security Instrument shall also constitute a "fixture filing" for the purposes of the Uniform Commercial Code. All or pan of the Property are or are to become fixtures. Information concerning the security interest herein granted may be obtained from the parties at the aggresses of the parties set forth in the first paragraph of this Security Instrument. If an Event of Default shall occur. Lender, in addition to any other rights and remedies which they may have shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Lender. Borrower shall at its expense assemble the Collateral and make it available to Lender at a convenient place acceptable to Lender. Borrower shall pay to Lender on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by Lender in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Lender with respect to the Collateral sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Lender to the payment of the Obligations in such priority and proportions as Lender in its discretion shall deem proper. In the event of any change in name, identity or structure of any Borrower, such Borrower shall notify Lender thereof, and promptly after request shall execute, file and record such Uniform Commercial Code forms as are necessary to maintain the priority of Lender's lien

                                                             JPMORGAN CHASE BANK

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

upon and security interest in the Collateral, and shall pay all expenses and fees in connection with the filing and recording thereof. If Lender shall require the filing or recording of additional Uniform Commercial Code forms or continuation statements, Borrower shall, promptly after request, execute, file and record such Uniform Commercial Code forms or continuation statements as Lender shall deem necessary, and shall pay all expenses and fees in connection with the filing and recording thereof it being understood and agreed, however, that no such additional documents shall increase Borrower's obligations under the Note, this Security-Instrument and the Other Loan Documents. Borrower hereby irrevocably appoints Lender as its attorney-in-fact, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements signed only by Lender, as Borrower's attorney-in-fact, in connection with the Collateral covered by this Security Instrument. Notwithstanding the foregoing, Borrower shall appear and defend in any action or proceeding which affects or purports to affect the Property and any interest or right therein, whether such proceeding effects title or any other rights in the Property (and in conjunction therewith. Borrower shall fully cooperate with Lender in the event Lender is a party to such action or proceeding).

                              ARTICLE 13 - WAIVERS

         Section 13.1 MARSHALLING AND OTHER MATTERS. Borrower hereby waives to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of, marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any curd all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law.

         Section 13.2 WAIVER OF NOTICE. Borrower shall not be entitled to any notices of any nature whatsoever from Lender except except with respect to matters for which this Security Instrument specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender to Borrower.

         Section 13.3 SOLE DISCRETION OF LENDER. Wherever pursuant to this Security Instrument Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

         Section 13.4     SURVIVAL. The indemnifications made pursuant to
Article 11, shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by: any satisfaction or other termination of this Security Instrument, any assignment or other transfer of all or any portion of this Security Instrument or Lender's interest in the Property (but, in such case, shall benefit both Indemnified Parties and any assignee or transferee), any exercise

                                                             JPMORGAN CHASE BANK
of Lender's rights and remedies pursuant hereto including but not limited to foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Note or any of the Other Loan Documents, any transfer of all or any portion of the Property (whether by Borrower or by Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Security Instrument, the Note or the Other Loan Documents, and any act or omission that might otherwise be construed as a release or discharge of Borrower from the obligations pursuant hereto.

         Section 13.5 WAIVER OF TRIAL BY JURY. BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS SECURITY INSTRUMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH INCLUDING, BUT NOT LIMITED TO THOSE RELATING TO (A) ALLEGATIONS THAT A PARTNERSHIP EXISTS BETWEEN LENDER AND BORROWER; (B) USURY OR PENALTIES OR DAMAGES THEREFOR; (C) ALLEGATIONS OF UNCONSCIONABLE ACTS, DECEPTIVE TRADE PRACTICE, LACK OF GOOD FAITH OR FAIR DEALING. LACK OF COMMERCIAL REASONABLENESS, OR SPECIAL RELATIONSHIPS (SUCH AS FIDUCIARY, TRUST OR CONFIDENTIAL RELATIONSHIP); (D) ALLEGATIONS OF DOMINION, CONTROL, ALTER EGO, INSTRUMENTALITY, FLUID, REAL ESTATE FRAUD, MISREPRESENTATION, DURESS. COERCION. UNDUE INFLUENCE. INTERFERENCE OR NEGLIGENCE; (E) ALLEGATIONS OF TORTIOUS INTERFERENCE WITH PRESENT OR PROSPECTIVE BUSINESS RELATIONSHIPS OR OF ANTITRUST; OR (F) SLANDER. LIBEL OR DAMAGE TO REPUTATION. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER. AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

         Section 13.6 WAIVER OF AUTOMATIC OR SUPPLEMENTAL STAY. In the event of the filing of any voluntary or involuntary petition under the Bankruptcy Code by or against Borrower (other than an involuntary petition filed by or joined in by Lender), the Borrower shall not assert, or request any other party to assert, that the automatic stay under Section 362 of the Bankruptcy Code shall operate or be interpreted to stay interdict, condition, reduce or inhibit the ability of Lender to enforce any rights it has by virtue of this Security Instrument, or any other rights that Lender has, whether now or hereafter acquired, against any guarantor of the Debt. Further, Borrower shall not seek a supplemental stay or any other relief, whether injunctive or otherwise, pursuant to Section 105 of the Bankruptcy Code or any other provision therein to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights it has by virtue of this Security Instrument against any guarantor of the Debt. The waivers contained in this paragraph are a material inducement to Lender's willingness to enter into this Security Instrument and Borrower acknowledges any agrees that no grounds exist for equitable relief

                                                             JPMORGAN CHASE BANK
which would bar, delay or impede the exercise by Lender of Lender's rights and remedies against Borrower or any guarantor of the Debt.

                              ARTICLE 14 - NOTICES

         Section 14.1 NOTICES. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged, (ii) one (1) Business Day after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, addressed as follows:

If to Borrower:                 GTC II FIRST LLC
                                c/o First Potomac Realty Investment Trust, Inc.
                                7200 Wisconsin Avenue
                                Bethesda, Maryland 20814
                                Attention: Douglas J. Donatelli
                                Facsimile: (301) 654-7675

                                and

                                c/o Wafra Investment Advisory Group. Inc.
                                345 Park Avenue
                                New York, New York 10154
                                Attn: Edward J. Ryan
                                Facsimile: (212) 02-8850

If to Trustee:                  Richard W. Klein. Jr.
                                c/o Tri-State Commercial Closings. Inc.
                                1150 18th Street. N.W.
                                Suite 575
                                Washington, DC. 20036
                                Facsimile: (202) 955-5646

If to Lender:                   JPMorgan Chase Bank
                                c/o J.P. Morgan Mortgage Capital. Inc.
                                400 Perimeter Center Terrace. Suite 575
                                Atlanta, Georgia 30347
                                Attention: L. Edward Register. Jr.
                                Facsimile No.: (770) 351-8398

With a copy to:                 Katten Muchin Zavis Rosenman
                                401 South Tryon Street
                                Suite 2600
                                Charlotte, North Carolina 28202-1935
                                Attention: William P. McMillan, Esq.
                                Facsimile: (704)444-2060

                                                             JPMORGAN CHASE BANK
or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this subsection, the term "BUSINESS DAY" shall mean a day on which commercial banks are not authorized or required by law to close in New York. New York.

         Any party by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

                           ARTICLE 15 - APPLICABLE LAW

         Section 15.1 GOVERNING LAW: JURISDICTION. This Security Instrument shall be governed by and construed in accordance with applicable federal law and the laws of the Commonwealth of Virginia, without reference or giving effect to any choice of law doctrine. Borrower hereby irrevocably submits to the jurisdiction of any court of competent jurisdiction located in the Commonwealth of Virginia in connection with any proceeding arising out of or relating to this Security Instrument.

         Section 15.2 USURY LAWS. This Security Instrument and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the Debt at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Security Instrument or the Note, Borrower is at any time required or obligated to pay interest on the Debt at a rate in excess of such maximum rate, the rate of interest under the Security Instrument and the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note. All sums paid or agreed to be paid to Lender for the use. forbearance, or detention of the Debt shall, to the extent permitted by applicable law be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

         Section 15.3 PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.

                          ARTICLE 16 - SECONDARY MARKET

         Section 16.1 TRANSFER OF LOAN. Lender may at any time, sell, transfer or assign the Note, this Security Instrument and the Other Loan Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private

                                                             JPMORGAN CHASE BANK
placement (the "SECURITIES"). Lender may forward to each purchaser, transferee, assignee, servicer, participant, investor in such Securities or any Rating Agency (as hereinafter defined) rating such Securities (collectively, the "INVESTOR") and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Debt and to Borrower, any Guarantor, any Indemnitor and the Property, whether furnished by Borrower, any Guarantor, any Indemnitor or otherwise, as Lender determines necessary or desirable. The term "RATING AGENCY" shall mean each statistical rating agency that has assigned a rating to the Securities.

                               ARTICLE 17 - COSTS

         Section 17.1 PERFORMANCE AT BORROWER'S EXPENSE. Borrower acknowledges and confirms that Lender shall impose certain administrative processing and/or commitment fees in connection with (a) the extension, renewal, modification, amendment and termination (excluding the scheduled maturity of the Note) of its loans, (b) the release or substitution of collateral therefor, or
(c) obtaining certain consents, waivers and approvals with respect to the Property (the occurrence of any of the above shall be called an "EVENT"). Borrower hereby acknowledges and agrees to pay, immediately, upon demand, all such fees (as the same may be increased or decreased from time to time), and any additional fees of a similar type or nature which may be imposed by Lender from time to time, upon the occurrence of any Event.

         Section 17.2 ATTORNEY'S FEES FOR ENFORCEMENT. (a) Borrower shall pay all legal fees incurred by Lender in connection with (i) the preparation of the Note, this Security Instrument and the Other Loan Documents and (ii) the items set forth in Section 17.1 above, and (b) Borrower shall pay to Lender on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by Lender in protecting its interest in the Property or Personal Property and/or collecting any amount payable or in enforcing its rights hereunder with respect to the Property or Personal Property, whether or not any legal proceeding is commenced hereunder or thereunder and whether or not any default or Event of Default shall have occurred and is continuing, together with interest thereon at die Default Rate from the date of payment or incurring by Lender until paid by Borrower.

                            ARTICLE 18 - DEFINITIONS

         Section 18.1 GENERAL DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word "BORROWER" shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "LENDER" shall mean "Lender and any subsequent holder of the Note," the word "NOTE" shall mean "the Note and any other evidence of indebtedness secured by this Security Instrument," the word "PERSON" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, the word "PROPERTY" shall include any portion of the Property and any interest therein, and the phrases "ATTORNEYS' FEES," "LEGAL FEES" and "COUNSEL FEES" shall include any and all attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by

                                                             JPMORGAN CHASE BANK

Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

                      ARTICLE 19 - MISCELLANEOUS PROVISIONS

         Section 19.1 NO ORAL CHANGE. This Security Instrument, the Note, and the Other Loan Documents and any provisions hereof or thereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         Section 19.2 LIABILITY. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

         Section 19.3 INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Note and this Security Instrument shall be construed without such provision.

         Section 19.4 HEADINGS, ETC. The headings and captions of various Sections of this Security Instrument are for convenience of" reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

         Section 19.5 DUPLICATE ORIGINALS; COUNTERPARTS. This Security Instrument may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Security Instrument may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Security Instrument. The failure of any party hereto to execute this Security Instrument, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

         Section 19.6 NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

         Section 19.7 SUBROGATION. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Borrower's obligations hereunder, under the Note and the Other Loan Documents and the performance and discharge of the Other Obligations.

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         Section 19.8      ENTIRE AGREEMENT. The Note, this Security Instrument
and the Other Loan Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the transactions arising in connection with the Debt and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect thereto. Borrower hereby acknowledges that, except as incorporated in writing in the Note, this Security Instrument and the Other Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Note, this Security Instrument and the Other Loan Documents.

         Section 19.9 RELEASE. Upon payment of all sums secured by this Instrument, Lender shall request Trustee to release this Instrument and shall surrender all notes evidencing indebtedness secured by this Instrument to Trustee. Trustee shall release this Instrument. Borrower shall pay Trustee's reasonable costs incurred in releasing this Instrument.

         At any time on or after the Payment Date (as defined in the Note) occurring in May, 2004. Borrower may obtain the release from this Security Instrument, the Assignment of Leases and Rents and the UCC Financing Statements of the Property upon satisfaction of each of the following conditions precedent:

         (i) no Event of Default shall have occurred and be continuing, nor shall have there occurred any event which would, with the giving of notice or passage of time, or both, constitute an Event of Default;

         (ii) payment to Lender in the amount of $6,750,000 to be applied as a prepayment on the Note pursuant to Section 7 thereof together with all other amounts required to be paid under said Section 7;

         (iii) Borrower shall convey the Property, concurrently with the release, to an entity other than the Borrower;

         (iv) payment to the Lender by Borrower of its reasonable fees and expenses incurred in evaluating and documenting the release, including, without limitation, reasonable attorneys' fees and filing fees;

         (v) Lender, at its election, may obtain, at Borrower's expense, an opinion that the release of the Property will not cause (A) any adverse tax consequences to the REMIC or any holders of any Securities, (B) this Security Instrument to fail to be a Qualifying Security Instrument under applicable federal law relating to REMIC's or (C) result in a taxation of the income of the loans to the REMIC or cause a loss of REMIC status;

         (vi) if requested by Lender, each Rating Agency shall have delivered written confirmation that any rating issued by such Rating Agency in connection with the securitization of any securities will not, as a result of the proposed release of the Property, be downgraded from the then current ratings thereof, qualified or withdrawn;

         (vii) Borrower shall comply with any terms and conditions as the Rating Agencies shall require in connection with such release;

                                                             JPMORGAN CHASE BANK

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         (viii)   The loan to value ratio, based on the value of the property
(the "Norfolk Property") subject to that certain Deed of Trust and Security Agreement of even date herewith executed by Norfolk First LLC as security for the Note, as established by a current MAI appraisal prepared by an appraiser approved by Lender and conducted after Borrower requests the release of the Property, and calculated after application of the prepayment required by clause
(ii) above, is no more than eighty percent (80%);

         (ix) The Norfolk Property has maintained a Debt Coverage Ratio (as hereinafter defined) of not less than one hundred thirty percent (130%) for the twelve (12) month period ending upon the date Borrower requests the release of the Property, and the Norfolk Property has a projected Debt Coverage Ratio of not less than one hundred thirty percent (130%) for the twelve (12) months commencing on the date Borrower requests the release of the Property;

         (x) The Norfolk Property has maintained a stressed Debt Coverage Ratio, calculated based on a constant of 10.09, of not less than one hundred five percent (105%) for the twelve (12) month period ending upon the date Borrower requests the release of the Property, and the Norfolk Property has a projected stressed Debt Coverage Ratio, based on a constant of 10.09, of not less than one hundred five percent (105%) for the twelve (12) months commencing on the date Borrower requests the release of the Property;

         (xi) Borrower shall deliver or take, as the case may be, any other items or actions reasonably requested by Lender or Lender's counsel.

For purposes hereof the term "DEBT COVERAGE RATIO" shall mean the ratio of Cash Available for Debt Service (as defined below) to annual debt service (i.e., principal (if any) and interest payments) due under the Note after application of the prepayment required by clause (ii) above (utilizing solely for purposes of calculating the Debt Coverage Ratio an assumed interest rate equal to the Interest Rate in effect on the date of determination of the Debt Coverage Ratio) and any other notes secured by the Norfolk Property or by direct pledges of equity in the Borrower (but specifically excluding any notes not made by the Borrower or secured by the Norfolk Property or membership interests in the Borrower). Cash Available for Debt Service, which is generally defined below, shall be determined by Lender in a manner substantially the same as that utilized by Lender in underwriting loans secured by similar property types at the time of determination of the Debt Coverage Ratio. In addition, Cash Available for Debt Service shall be adjusted by applying (i) vacancy and/or credit loss rates to gross income at the higher of actual, market or the rate applied by the Rating Agencies, (ii) rental or average daily room rates (as applicable) at the lower of actual, market or the rate applied by the Rating Agencies, (iii) deductions for operating expenses based on the higher of actual historical levels, market or as otherwise applied by the Rating Agencies and
(iv) deducting expenses for capital replacements and repairs, tenant improvements and leasing commissions, calculated at the greater of actual or minimum amounts per square foot of the Norfolk Property required by Lender and or the Rating Agencies for properties of similar types, location and condition. Cash Available for Debt Service shall mean:

                           (iv) all gross receipts received or (with respect to a projected Debt Coverage Ratio) anticipated from the Norfolk Property, including, without limitation, from tenants in the Norfolk Property and paying rent under leases in effect during the applicable twelve-month period, calculated on a cash basis which reflects only the income actually received during the previous twelve month period as of the date of such calculation, and for a projected Debt

                                                             JPMORGAN CHASE BANK

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                  Coverage Ratio any income anticipated to be received during the following twelve-month period based on leases in effect as of the date of calculation, for such time as those leases are contracted to remain in effect without expiration by their terms or optional termination by the tenant (unless the tenant has waived its termination rights in writing or the term of the lease has been extended in writing), including without limitation all amounts to be received from tenants as payment of operating expenses but not including refundable deposits, late fees or charges, interest income or other non-operating income, lease termination payments, excess tenant improvement and leasing commission payments included as additional rent, principal or interest payments received by Borrower on loans to tenants and fees and reimbursements for work performed for tenants by Borrower, less:

                           (v) all expenses actually incurred by Borrower (without duplication), for the operation or maintenance of the Norfolk Property for the applicable twelve-month period, including ground rents, the cost of property management (which shall be the greater of die actual management fee payable under a management contract in effect for the applicable twelve (12) month period, market or the minimum fee applied by the Rating Agencies), marketing, franchise fees (which shall be the greater of the actual fees payable under franchise or license agreements, market, or the minimum fee applied by nationally recognized rating agencies), maintenance, cleaning, security, legal, administrative, landscaping, parking maintenance, utilities, real estate taxes and assessments and other taxes related to the operation of the Norfolk Property, insurance premiums, necessary repairs and future replacements of equipment and other capital expenditures, tenant improvements, leasing commissions and other costs and expenses incurred by Borrower during the applicable period, and for a projected Debt Coverage Ratio, amounts reasonably estimated by Lender for each of the foregoing items. Payments under the Note and non-cash deductions for income tax purposes shall not be deducted in determining Cash Available for Debt Service.

                              ARTICLE 20 - TRUSTEE

         Trustee may resign by the giving of notice of such resignation in writing or verbally to Lender. If Trustee shall die, resign, or become disqualified from acting in the execution of this trust, or if, for any reason. Lender shall prefer to appoint a substitute trustee or multiple substitute trustees, or successive substitute trustees or successive multiple substitute trustees, to act instead of the aforenamed Trustee. Lender shall have full power to appoint a substitute trustee (or, if preferred, multiple substitute trustees) in succession who shall succeed (and if multiple substitute trustees are appointed, each of such multiple substitute trustees shall succeed) to all the estates, rights, powers, and duties of the aforenamed Trustee. Such appointment may be executed by any authorized agent of Lender, and if such Lender be a corporation and such appointment be executed in its behalf by any officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any

                                                             JPMORGAN CHASE BANK
action by the board of directors or any superior officer of the corporation. Borrower hereby ratifies and confirms any and all acts which the aforenamed Trustee, or his successor or successors in this trust, shall do lawfully by virtue hereof. If multiple substitute Trustees are appointed, each of such multiple substitute Trustees shall be empowered and authorized to act alone without the necessity of the joinder of the other multiple substitute trustees, whenever any action or undertaking of such substitute trustees is requested or required under or pursuant to this Security Instrument or applicable law. Any substitute Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Lender or of the substitute Trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute Trustee so appointed in the Trustee's place. No fees or expenses shall be payable to Trustee, except in connection with a foreclosure of the Property or any part thereof or in connection with the release of the Property following payment in full of the Debt.

            ARTICLE 21 - SPECIAL COMMONWEALTH OF VIRGINIA PROVISIONS

         Section 21.1 Short Form Incorporation. The following short form provisions are incorporated into this Deed of Trust and Security Agreement by reference as permitted by Section 55-60 and Section 55-59.2 of the Code of Virginia as amended (the "CODE"):

                  (1)      Exemptions waived.

                  (2)      Subject to all upon default.

                  (3)      Renewal, extension or reinstatement permitted.

                  (4)      Substitution of trustee permitted.

                  (5)      Any trustee may act.

                  (6)      Advertisement required: Once a week for two weeks.

         Section 21.2 Powers and Duties of Trustee. The Trustee shall have all powers and duties granted and imposed under Code Sections 55-59 through 55-59.4, inclusive. Any trustee's sale hereunder shall be held, and all proceeds thereof shall be disbursed, in accordance with the provisions of Code Section 55-59.4.

         Section 21.3 Commercial Loan. The Borrower warrants and represents that the loan made by the Lender to the Borrower in accordance with the Note and the other Loan Documents is made for the acquisition or conduct of a business or investment within the meaning ascribed to those terms under 6.1-330.75 of the Code.

         Section 21.4 Limitation on Recourse. Borrower's liability under this Security Instrument shall be limited as set forth in Section 10 of the Note, the terms of which are incorporated herein by reference.

                         [NO FURTHER TEXT ON THIS PAGE]

                                                             JPMORGAN CHASE BANK

         IN WITNESS WHEREOF, THIS SECURITY INSTRUMENT has been executed by Borrower the day and year first above written.

                                 BORROWER:

                                 GTC II FIRST LLC, a Delaware limited liability company

                                 By: /s/ Douglas J. Donatelli
                                     ---------------------------------------
                                 Name: Douglas J. Donatelli
                                 Title: President

STATE OF [ILLEGIBLE]

COUNTY OF [ILLEGIBLE]

         Before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared this date Douglas J. Donatelli, personally well know (or satisfactorily proven) to me to be the person whose name is subscribed to the foregoing and annexed Instrument bearing date as of [ILLEGIBLE] 2002, who being by me first duly sworn acknowledged that he is President of GTC II FIRST LIC, a Delaware limited liability company, which entity is a party to the foregoing and annexed Instrument and that he executed said Instrument in his capacity as President of said entity, as its free act and deed for the uses and purposes therein contained.

         WITNESS my hand and official seal this ______ day of October, 2002.

                                            [ILLEGIBLE]
                                            --------------------------------
                                            NOTARY PUBLIC
                                            Print Name: [ILLEGIBLE]

My Commission Expires: [ILLEGIBLE]
[Affix Notary Seal]

                                                             JPMORGAN CHASE BANK

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                                    EXHIBIT A

                             (Description of Land)

         All of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being described as follows:

                                    EXHIBIT B

                                (Norfolk Parcel)

                                      A-2